                                                                    Exhibit 10.1


                             AMENDED AND RESTATED
                                LOAN AGREEMENT

                                     Among


                          MARKWEST HYDROCARBON, INC.

                                      and

                 NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                          individually and as Agent,

                                      and

                         FIRST AMERICAN NATIONAL BANK,

                        N M ROTHSCHILD AND SONS LIMITED

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO



                                October 8, 1996


                                                      TABLE OF CONTENTS
                                                      -----------------
                                                                                                                                Page
                                                                                                                                ----

SECTION 1.  DEFINITIONS........................................................................................................... 1

SECTION 2.  THE LOANS.............................................................................................................11
     (a)      The Revolver Loan...................................................................................................11
     (b)      The Loan Date.......................................................................................................15
     (c)      Computation and Payment of Interest; Late Payment Rate..............................................................15
     (d)      Payments by Borrower................................................................................................15
     (e)      Payments to Lenders.................................................................................................16
     (f)      Mandatory Payments..................................................................................................16
     (g)      Fees................................................................................................................16
     (h)      Adjustments.........................................................................................................17
     (i)      Increased Capital...................................................................................................17

SECTION 3.  CONDITIONS TO EFFECTIVENESS; CONDITIONS OF LENDING....................................................................17
     (a)      Conditions to Effectiveness.........................................................................................17
     (b)      Initial Advance.....................................................................................................20
     (c)      Subsequent Advances.................................................................................................22

SECTION 4.  TAXES, YIELD PROTECTION AND ILLEGALITY................................................................................23
     (a)      Taxes...............................................................................................................23
     (b)      Illegality..........................................................................................................24
     (c)      Increased Costs and Reduction of Return.............................................................................25
     (d)      Funding Losses......................................................................................................26
     (e)      Inability to Determine Rates........................................................................................26
     (f)      Certificate of Lender...............................................................................................27
     (g)      Survival............................................................................................................27

SECTION 5.  BORROWING BASE........................................................................................................27
     (a)      Initial Borrowing Base..............................................................................................27
     (b)      Information.........................................................................................................27
     (c)      Subsequent Determinations of Borrowing Base.........................................................................27
     (d)      Notification of Borrowing Base......................................................................................28

SECTION 6.  BORROWING BASE DEFICIENCY.............................................................................................28
     (a)      Repay Excess Debt...................................................................................................28
     (b)      Installment Payments................................................................................................28

SECTION 7.  SECURITY..............................................................................................................29

SECTION 8.  REPRESENTATIONS AND WARRANTIES........................................................................................29
     (a)      Existence...........................................................................................................29
     (b)      Non-Contravention...................................................................................................29
     (c)      Third Party Authorization...........................................................................................30
     (d)      Authorization; Binding Effect.......................................................................................30
     (e)      Litigation..........................................................................................................30
     (f)      Taxes...............................................................................................................30
     (g)      Liens...............................................................................................................31
     (h)      Names and Places of Business........................................................................................31
     (i)      Use of Proceeds.....................................................................................................31
     (j)      Other Obligations...................................................................................................31
     (k)      Full Disclosure.....................................................................................................31
     (l)      Margin Stock........................................................................................................31
     (m)      ERISA...............................................................................................................32
     (n)      Security Documents..................................................................................................32
     (o)      Compliance with Laws................................................................................................32
     (p)      Financial Condition.................................................................................................32
     (q)      Environmental Matters...............................................................................................32
     (r)      Investment Company Act..............................................................................................33
     (s)      Public Utility Holding Company Act..................................................................................33
     (t)      Title to Properties; First Priority  Security Interest..............................................................33
     (u)      Subsidiaries of  Borrower and of Related Persons....................................................................33
     (v)      Location of Inventory...............................................................................................33
     Reorganization...............................................................................................................33


SECTION 9.  AFFIRMATIVE COVENANTS.................................................................................................35
     (a)      Payment and Performance of Loans....................................................................................35
     (b)      Financial Statements................................................................................................35
     (c)      Preservation of Existence, Etc. ....................................................................................37
     (d)      Maintenance of Property.............................................................................................37
     (e)      Payment of Other Obligations........................................................................................37
     (f)      Insurance...........................................................................................................38
     (g)      Inspection of Property, Books and Records; Confidentiality Agreement................................................38
     (h)      Notices.............................................................................................................39
     (i)      Compliance with Laws................................................................................................40
     (j)      Further Assurances..................................................................................................40
     (k)      Current Ratio.......................................................................................................40
     (l)      Funded Debt to Total Capitalization.................................................................................41
     (m)      Tangible Net Worth..................................................................................................41
     (n)      Fixed Charge Coverage Ratio.........................................................................................41

     (o)      Environmental Matters...............................................................................................41
     (p)      Additional Title Requirements.......................................................................................41
     (q)      Capital Expenditure Review..........................................................................................42
     (r)      ....................................................................................................................42

SECTION 10.  NEGATIVE COVENANTS...................................................................................................42
     (a)      Debt................................................................................................................42
     (b)      Liens...............................................................................................................43
     (c)      Guaranty Obligations................................................................................................43
     (d)      Loans and Advances..................................................................................................44
     (e)      Limitation on Investments and New Businesses........................................................................44
     (f)      Mergers and Consolidations..........................................................................................44
     (g)      Location of Inventory...............................................................................................45
     (h)      Burdensome Undertakings.............................................................................................45
     (i)      Change in Location of Business......................................................................................45
     (j)      Restricted Distributions............................................................................................45
     (k)      Disposition of Assets...............................................................................................46
     (l)      ERISA...............................................................................................................46
     (m)      Use of Proceeds.....................................................................................................46
     (n)      Transactions with Affiliates........................................................................................46
     (o)      Contracts; Take-or-Pay Agreements...................................................................................46
     (p)      Amendments to Organizational Documents..............................................................................47

SECTION 11.  EVENTS OF DEFAULT....................................................................................................47
     (a)      Non-Payment.........................................................................................................47
     (b)      Certain Defaults....................................................................................................47
     (c)      Other Defaults......................................................................................................47
     (d)      Representation or Warranty..........................................................................................48
     (e)      Security Documents..................................................................................................48
     (f)      Judgments...........................................................................................................48
     (g)      Insolvency..........................................................................................................48
     (h)      Bankruptcy, Etc.....................................................................................................48
     (i)      Cross-Default.......................................................................................................49
     (j)      ERISA...............................................................................................................49
     (k)      Loan Documents......................................................................................................49
     (l)      Material Adverse Change.............................................................................................49
     (m)      Change in Control...................................................................................................49
     (n)      Columbia Contracts..................................................................................................50
     (o)      Regulatory Change...................................................................................................50

 SECTION 12. REMEDIES............................................................................................................50


     (a)     Automatic Acceleration of Loan.......................................................................................50
     (b)     Optional Acceleration of Loan........................................................................................50
     (c)     Setoff...............................................................................................................51

SECTION 13.  THE AGENT............................................................................................................51
     (a)     Appointment..........................................................................................................51
     (b)     Delegation of Duties.................................................................................................51
     (c)     Exculpatory Provisions...............................................................................................51
     (d)     Reliance by Agent....................................................................................................52
     (e)     Notice of Default....................................................................................................52
     (f)     Non-Reliance on Agent and Other Lenders..............................................................................52
     (g)     Indemnification......................................................................................................53
     (h)     Agent and Lenders in Their Individual Capacity.......................................................................53
     (i)     Successor Agent......................................................................................................54
     (j)     Agent's Fee..........................................................................................................54
     (k)     Borrower Entitled to Rely on Agent...................................................................................54

SECTION 14.  MISCELLANEOUS........................................................................................................54
     (a)     No Waiver; Cumulative Remedies.......................................................................................54
     (b)     Notices..............................................................................................................54
     (c)     Counterpart Execution................................................................................................56
     (d)     Governing Law; Entire Agreement......................................................................................56
     (e)     Amendments and Waivers...............................................................................................56
     (f)     Costs, Expenses and Indemnity........................................................................................57
     (g)     Inconsistent Provisions; Severability................................................................................58
     (h)     Incorporation of Exhibits and Schedules..............................................................................58
     (i)     Amendment of Defined Instruments.....................................................................................58
     (j)     References and Titles................................................................................................58
     (k)     Calculations and Determinations......................................................................................59
     (l)     Usury................................................................................................................59
     (m)     Waiver of Right to Trial by Jury.....................................................................................59
     (n)     Successors and Assigns...............................................................................................59
     (o)     Term of Agreement....................................................................................................59
     (p)     Jurisdiction.........................................................................................................60



                                LIST OF EXHIBITS
                                ----------------

     Exhibit      Title
     -------      -----

       A       Revolver Note
       B       Request for Advance
       C       Borrower's Counsel Opinion
       D       Litigation
       E       Subsidiaries of Borrower
       F       Location of Borrower's Inventory
       G       Compliance Certificate
       H       Loans and Advances to Officers and Employees
       I       Notice of Conversion/Continuation

                             AMENDED AND RESTATED
                              ---------------------
                                 LOAN AGREEMENT
                                 --------------


     THIS LOAN AGREEMENT (this "Agreement"), dated as of October 8, 1996, is
                                ---------
among MARKWEST HYDROCARBON, INC., a Delaware corporation ("Borrower"), the
                                                           --------
successor to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the "Partnership"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (successor to
      -----------
Norwest Bank Denver, National Association), a national banking association

("Norwest"), FIRST AMERICAN NATIONAL BANK, a national banking association
---------
("First  American"), N M ROTHSCHILD AND SONS LIMITED, a company organized under
-----------------
the laws of England ("Rothschild") and THE FIRST NATIONAL BANK OF CHICAGO, a
                      ----------
national banking association ("First Chicago") (Norwest, First American,
                               -------------
Rothschild and First Chicago are referred to individually as a "Lender" and
                                                                ------
collectively as the "Lenders"), and NORWEST, AS AGENT FOR THE BANKS (in such
                     -------
capacity, the "Agent").
               -----

     Borrower desires to borrow from the Lenders to provide funds for the purposes set forth below, and the Lenders are willing to lend such funds to Borrower to accomplish those purposes, subject to the terms and conditions contained or referred to herein. Accordingly, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

     SECTION 1.  DEFINITIONS.  As used herein, each of the following capitalized
                 -----------
terms shall have the  meaning given it in this Section 1:

     "Advance" shall mean a Revolver Advance.
      -------

     "Affiliate" shall mean as to any Person, each other Person which, directly
      ---------
or indirectly (through one or more intermediaries or otherwise), is in control of, is controlled by, or is under common control with, such Person.

     "Amendment to Security Agreement" shall refer to the Amendment to Security
      -------------------------------
Agreement dated as of May 31, 1996, executed by the Partnership and Agent in connection with an amendment dated as of May 31, 1996 to the Existing Revolver Agreement, covering Borrower's interest in the Church Hill Facility, Hawkins County, Tennessee and all leasehold rights, equipment, inventory, accounts, contracts, contract rights, documents, instruments, general intangibles, and all other personal property and proceeds related thereto.

     "Applicable Margin" shall mean:
      -----------------

     (a) for Base Rate Loans: (i) 0.25 percentage points if Borrower's total Debt is less than or equal to 40 percent of Borrower's Total Capitalization or
(ii) 0.50 percentage points if Borrower's total Debt is greater than 40 percent of Borrower's Total Capitalization; and

     (b) for LIBOR Rate Loans: (i) 2.0 percentage points if Borrower's total debt is less than or equal to 40 percent or (ii) 2.25 percentage points if Borrower's total debt is greater than 40 percent.

     "Base Rate" shall mean an annual rate of interest which equals the floating
      ---------
commercial loan rate of Agent announced from time to time as its "prime rate," which rate is used as a reference point for pricing certain loans, which may not be the lowest interest rate charged by Agent, adjusted in each case as of the banking day in which a change in the "prime rate" occurs.

     "Base Rate Loan" shall mean a Revolver Loan that bears interest based on
      --------------
the Base Rate.

     "Borrowing Base" shall mean, at the particular time in question, either the
      --------------
amount provided for in Section 5(a) or the amount determined by the Lenders in accordance with the provisions of Section 5(c); provided however, that in no
                                                -------- -------
event shall the Borrowing Base exceed the Maximum Principal Amount.

     "Borrowing Base Deficiency" shall have the meaning set forth in Section 6.
      -------------------------

     "Business Day" shall mean a day other than Saturdays or Sundays on which
      ------------
commercial banks are open for business with the public in Chicago, Denver, London and Memphis.

     "Capital Adequacy Regulation" means any guideline, request or directive of
      ---------------------------
any central bank or other governmental authority, or any other law, rule, or regulation, whether or not having the force of law, in each case regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Code" means the Internal Revenue Code of 1986, as amended, together with
      ----
the regulations promulgated thereunder.

     "Collateral" shall mean all tangible or intangible, real or personal
      ----------
property subject to any of the Security Documents.

     "Columbia Contracts" shall mean (a) Natural Gas Liquids Purchase Agreement
      ------------------
dated as of April 26, 1988 between Columbia Gas Transmission Corporation ("Columbia") and the Partnership as amended November 4, 1988, July 31, 1989, December 24, 1990 and January 28, 1991 (Siloam); (b) the Natural Gas Liquids Purchase Agreement dated as of December 24, 1990, between Columbia and Borrower as amended January 28, 1991 (Boldman); and (c) the Contract for Construction and Lease of Boldman Plant dated December 24, 1990 between Columbia and the Partnership; (d) Letter Agreement dated March 9, 1995 between Columbia and the Partnership; and (e) the following agreements relating to the Kenova Processing Plant: (i) Agreement to Design and Construct New Facilities (the "Construction Agreement"), (ii) Purchase and Demolition Agreement-
      ----------------------
Construction Premises (the "Demolition Agreement"), (iii) Purchase and
                            --------------------
Demolition Agreement-Remaining Premises (the "Purchase Agreement"), and (iv)
                                              ------------------
Processing Agreement-Kenova Processing Plant (the "Processing Agreement"), all
                                                   --------------------
dated March 15, 1995 between Columbia and the Partnership, together with any and all amendments now existing or hereafter created to any of the foregoing to the extent such amendments are otherwise permitted hereunder, and together with any gas processing contracts between the Partnership and any shippers on Columbia's system covering processing of such shippers' gas at the Kenova Processing Plant. All of the Columbia Contracts have been assigned to and assumed by Borrower pursuant to the Reorganization.

     "Consolidated" refers to the consolidation of any Person, in accordance
      ------------
with GAAP, with its properly consolidated Subsidiaries. Reference herein to Borrower's financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, position, condition, liabilities, etc. of Borrower and its properly consolidated Subsidiaries.

     "Consolidating", when reference is made herein to Borrower's financial
      -------------
statements, financial condition, liabilities, etc., shall mean a presentation of such information in accordance with GAAP that sets forth separately the financial statements, etc. for each of Borrower and its properly consolidated Subsidiaries.

     "Controlled Group" means the Borrower and all Persons under common control
      ----------------
or treated as a single employer with the Borrower pursuant to Section 414(b),
(c), (n) or (o) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     "Conversion Date" means any date on which Borrower converts a Base Rate
      ---------------
Loan to a LIBOR Rate Loan, or a LIBOR Rate Loan to a Base Rate Loan.

     "Current Ratio" shall mean the ratio of Borrower's current assets to
      -------------
current liabilities, both determined in accordance with GAAP.

     "Debt" shall mean as to any Person, at a particular date, the sum (without
      ----
duplication) of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person in respect of surety bonds, letters of credit, bankers' acceptances, or similar obligations issued or created for the account of such Person, (c) all capitalized lease obligations of such Person, (d) all indebtedness created or arising under any conditional sale or other title retention agreement, (e) open lines of credit to finance futures contracts, commodities and/or options contracts, (f) all indebtedness referred to in clauses (a) through (e) above secured by a lien, encumbrance or security interest on or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (g) all guaranties in respect of indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (f) above.

     "Determination Date" has the meaning given it in Section 4(c)(ii).
      ------------------

     "Distribution Advance" shall mean the $10,000,000 advance under the
      --------------------
Existing Revolver Loan used to fund the Partnership Distribution (as defined in Section 3(a)(viii).

     "Employee Option Agreement" shall mean the 1996 Stock Incentive Plan of
      -------------------------
Borrower, as the same may be amended by Borrower from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "ERISA Plan" shall mean any pension benefit plan subject to Section 302 of
      ----------
ERISA or Title IV of ERISA maintained by Borrower or any member of a controlled group (as defined in Section 4001 (a)(14) of ERISA).

     "Eurocurrency Liabilities" has the meaning specified in Regulation D of the
      ------------------------
Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Reserve Percentage" shall mean, for any Interest Period, the
      -----------------------------
reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for Lenders with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on LIBOR Rate Loans is determined) having a term equal to such Interest Period.

     "Evaluation Date" shall mean the date of this Agreement and June 30 and
      ---------------
December 31 of each year, commencing December 31, 1996.

     "Event of Default" shall have the meaning set forth in Section 11.
      ----------------

     "Existing Loan Agreements" shall mean Existing Revolver Agreement and that
      ------------------------
certain Working Capital Loan Agreement dated as of November 20, 1992, among the Partnership, Agent and Norwest and First American, as lenders, and all amendments thereto executed prior to the date hereof by the Partnership, Agent and any of the Lenders.

     "Existing Revolver Agreement" shall mean that certain Loan Agreement dated
      ---------------------------
as of November 30, 1992, among the Partnership, Agent and the Lenders, as amended by a First Amendment to Loan Agreement dated as of September 14, 1993, a Second Amendment to Loan Agreement dated as of March 23, 1994, a Third Amendment to Loan Agreement dated as of September 8, 1995, and a Fourth Amendment to Loan Agreement dated as of May 31, 1996.

     "First Mortgage Amendments" shall refer to the amendments dated as of
      -------------------------
September 14, 1993, to each of the mortgages and deeds of trust executed by the Partnership in connection with an amendment to the Existing Revolver Agreement dated as of September 14, 1993, and described as follows: (i) First Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam; (iii) First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) First Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia property.

     "Fiscal Quarter" shall mean a three-month period ending on the last day of
      --------------
each March, June, September and December of any year.

     "Fiscal Year" shall mean a twelve-month period ending on December 31 of any
      -----------
year.

     "Fixed Charge Coverage Ratio" shall mean for the 12 most recent consecutive
      ---------------------------
months, the ratio for such period of (a) the sum of net income (or net loss) plus interest expense and non-cash charges included in determining net income (or net loss), all as determined in accordance with GAAP, to (b) the sum of interest expense included in calculating (a).

     "Fourth Mortgage Amendments" shall refer to the amendments dated as of the
      --------------------------
date hereof, executed by the Borrower in connection with this Agreement, to each of the mortgages and deeds of trust executed by the Partnership in connection with the Existing Loan Agreements and described as follows: (i) Fourth Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam; (iii) Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) Fourth Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia Property, covering Borrower's Kenova Processing Plant, all personal property, inventory and equipment related thereto, and all processing contracts related thereto.

     "Funded Debt" shall mean the aggregate amount of Debt for borrowed money
      -----------
with a maturity in excess of one year (including guarantees of such Debt) and capitalized leases, minus the outstanding principal balance, if any, under the Working Capital Facility.

     "GAAP" shall mean generally accepted accounting principles and practices as
      ----
consistently applied (except as otherwise required due to changes in GAAP) by Borrower and certified to by the firm of independent certified public accountants regularly employed as Borrower's auditors, such principles and practices at all times being consistent with requirements of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants in effect from time to time, as applicable to the nature of the business conducted by Borrower; provided however, if any change in any
                                -------- -------
accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor), all financial covenants provided for herein may be prepared in accordance with such change only after notice of such change is given to the Agent, and the Lenders agree to such change insofar as it affects the financial covenants.

       "Initial Financial Statements"  shall mean the audited financial
        ----------------------------
statements of the Partnership for the Fiscal Year ending December 31, 1995, and the unaudited quarterly financial statements (consisting of a current balance sheet and profit and loss statement) for the Partnership as of June 30, 1996.

     "Interest Payment Date" means, with respect to any LIBOR Rate Loan, the
      ---------------------
last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the last Business Day of each Fiscal Quarter; provided that, if
                                                               --------
any Interest Period for a LIBOR Rate Loan exceeds three months, the date which falls three months after the beginning of such Interest Period shall also be an Interest Payment Date.

     "Interest Period" means, with respect to any LIBOR Rate Loan, the period
      ---------------
commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the LIBOR Rate Loan and ending on the date one, two, three or six months thereafter, as selected by Borrower in its Request for Advance or Notice of Conversion/Continuation; provided that:
                                                               --------

       (a) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

       (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

       (c) no Interest Period may be selected by Borrower which would extend beyond the last day of the Revolver Commitment Period.

     "Late Payment Rate" shall have the meaning set forth in Section 2(c)(ii).
      -----------------

     "LIBOR Rate" shall mean, for any Interest Period, an interest rate per
      ----------
annum (rounded up to the nearest one-sixteenth of one percent) equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in U.S. dollars are offered by funding sources acceptable to Agent to leading banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amounts of the applicable LIBOR Rate Loan and for a period equal to such Interest Period by (ii) a percentage equal to 100 percent minus the Eurodollar Reserve Percentage for such Interest Period. The LIBOR Rate for each Interest Period shall be determined by Agent two Business Days before the first day of such Interest Period.

     "Loans" shall mean the Revolver Loans.
      -----

     "Loan Date" shall have the meaning set forth in Section 2(b).
      ---------

     "Loan Documents" means this Agreement, the Notes, the Security Documents
      --------------
and all other documents executed and delivered by or on behalf of Borrower to the Agent or the Lenders in connection herewith or therewith.

     "Loan Share" means with respect to each of Norwest, First American,
      ----------
Rothschild and First Chicago, twenty-five percent.

     "Maximum Principal Amount" shall be $40,000,000.
      ------------------------

     "Mortgages" shall mean one or more mortgages, deeds of trust, collateral
      ---------
mortgages, acts of collateral mortgage, security agreements and assignments of proceeds dated as of November 20, 1992, in favor of the Agent on behalf of the Lenders, covering certain properties of Borrower and related interests as described therein, including, without limitation, (a) Borrower's leasehold interest in the West Memphis Terminal facility it operates in West Memphis, Arkansas, (b) Borrower's Siloam fractionating facility in Greenup County, Kentucky, (c) a 38 mile long natural gas liquids pipeline which commences at the point called the Kenova Extraction Plant in Wayne County, West Virginia, runs through Boyd and Greenup Counties,

Kentucky and connects to Borrower's Siloam facility described in (b) above, (d) Borrower's interest in the truck loading facility at the Cobb Extraction Plant in Kanawha County, West Virginia, and (e) Borrower's interest in the natural gas liquids extraction plant known as the Boldman Extraction Plant and the related truck loading facility, both of which are located in Pike County, Kentucky as amended by the First, Second, Third and Fourth Mortgage Amendments.

     "Note" shall mean a Revolver Note; all of which together shall be
      ----
collectively referred as the "Notes."
                              -----

     "Notice of Conversion/Continuation" means a notice given by Borrower to
      ---------------------------------
Agent pursuant to Section 2(a)(ii) in substantially the form of Exhibit I.
                  ----------------                              ---------

     "Obligations" means all Debt from time to time owing by Borrower to the
      -----------
Lenders under or pursuant to any of the Loan Documents, including without limitation the Revolver Loan.

     "Ordinary Course of Business" shall mean, in respect of any transaction,
      ---------------------------
the ordinary course of such Person's business, substantially as conducted by such Person prior to or as of the date hereof, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

     "Partnership" shall mean MarkWest Hydrocarbon Partners, Ltd., a Colorado
      -----------
limited partnership.

     "Person" shall mean an individual, partnership, corporation, association,
      ------
business trust, joint stock company, trust or trustee thereof, unincorporated association, joint venture, governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

     "Pledge Agreement" shall mean the General Security Agreement and Pledge (MW
      ----------------
Michigan Stock) dated as of the date hereof from the Borrower to Agent for the benefit of Lenders, in form acceptable to Agent, granting a first priority security interest in 100 percent of the issued and outstanding capitol stock of MW Michigan, Inc. to secure the Obligations.

     "Related Person" shall mean any of Borrower and each Subsidiary of
      --------------
Borrower, except for Restricted Subsidiaries.

     "Reorganization" shall mean the reorganization and initial public offering
      --------------
pursuant to which the Partnership has been dissolved and all of the assets and liabilities of the Partnership have been assigned to and assumed by Borrower, as more fully described in the Registration Statement, Form S-1, filed by Borrower with the Securities and Exchange Commission.

     "Request for Advance" shall mean a request for Advance meeting the
      -------------------
requirements of Section 2(a)(i) hereof.

     "Required Lenders" shall mean at any time Lenders, the Loan Shares of which
      ----------------
aggregate 100 percent.

     "Responsible Person" shall mean any officer of the Borrower or any other
      ------------------
Person employed by either a Related Person or the Borrower and who should be aware of the terms of this Agreement.

     "Restricted Subsidiaries" shall mean the following Subsidiaries of
      -----------------------
Borrower:  MarkWest Resources, Inc., a Colorado corporation.

     "Revolver Advances" has the meaning given it in Section 2(a).
      -----------------

     "Revolver Commitment" means the amount of the Borrowing Base then in
      -------------------
effect; provided that in no event shall the Revolver Commitment exceed the
        --------
Maximum Principal Amount at any time from the date hereof through and including the last day of the Revolver Commitment Period, and thereafter, the amount of the Revolver Commitment shall be reduced in accordance with the scheduled amortization set forth in Section 2(a)(ii).

     "Revolver Commitment Period" shall mean the period from the date of this
      --------------------------
Agreement to and including June 30, 1998, or such earlier date as designated by Borrower (upon thirty days prior notice to Agent) on which the Revolver Notes become due and payable or such earlier date on which the Revolver Notes become due and payable under the terms hereof, by acceleration or otherwise.

     "Revolver Loan" shall mean the loan to Borrower by the Lenders provided for
      -------------
in Section 2(b) hereof, the maximum principal amount of which shall never exceed the Revolver Commitment.

     "Revolver Note" shall mean a Substitute Revolver Note dated as of the date
      -------------
hereof, substantially in the form of Exhibits A-1, A-2, A-3 and A-4 attached hereto, made by Borrower and payable to the order of Norwest, First American, Rothschild or First Chicago, as appropriate, with appropriate insertions, issued in connection with the assumption by Borrower of the Partnership's obligations pursuant to the Reorganization and the assignment by Norwest, First American and Rothschild to First Chicago of a portion of their interests in the Loan, in substitution and replacement of the Replacement Revolver Notes, as amended, issued in connection with the Third Amendment to Loan Agreement dated as of September 8, 1995, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Revolver
                                                                   --------
Notes."
-----

     "Second Amendment to Security Agreement" shall refer to the Second
      --------------------------------------
Amendment to Security Agreement dated as of the date hereof, executed by Borrower and Agent in connection with this Agreement.

     "Second Mortgage Amendments" shall refer to the amendments dated as of
      --------------------------
September 8, 1995, to each of the mortgages and deeds of trust executed by the Partnership in connection with an amendment to the Existing Revolver Agreement dated as of September 8, 1995, and described as follows: (i) Second Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam; (iii) Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) Second Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia property.

     "Security Agreement" shall mean that certain Security Agreement dated as of
      ------------------
November 20, 1992, by the Partnership in favor of the Agent covering and relating to Borrower's inventory, receivables, contract rights, Cash Collateral Instruments, proceeds and certain other personal property, as amended by the Amendment to Security Agreement and the Second Amendment to Security Agreement.

     "Security Documents" means the Mortgages, the Security Agreement, the
      ------------------
Pledge Agreement, and all other security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now or hereafter delivered by Borrower to the Agent on behalf of the Lenders or to the Lenders in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered, and shall also include all of the "Security Documents" as defined in the Working Capital Facility.

     "Stockholders' Equity" shall mean the stockholders' equity in the Borrower,
      --------------------
determined in accordance with GAAP.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty-one percent or more by such Person.

     "Tangible Net Worth" shall mean the Stockholders' Equity of Borrower less
      ------------------
intangible assets.

     "Third Mortgage Amendments" shall refer to the amendments dated as of May
      -------------------------
31, 1996, to each of the mortgages and deeds of trust executed by the Partnership in connection with an amendment to the Existing Revolver Agreement dated as of May 31, 1996, and described as follows: (i) Third Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam; (iii) Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) Third Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia property, covering Borrower's Kenova Processing Plant, all personal property, inventory and equipment related thereto, and all processing contracts related thereto.

     "Total Capitalization" means the sum of Funded Debt plus Stockholders'
      --------------------
Equity.

     "Unmatured Event of Default" shall mean any event that with the passage of
      --------------------------
time or giving of notice, or both, would constitute an Event of Default under
Section 11.

     "Working Capital Facility" shall mean the loan provided for pursuant to
      ------------------------
that certain Amended and Restated Working Capital Loan Agreement of even date herewith between Borrower, the Lenders and the Agent in the maximum principal amount of $7,500,000 and which loan is secured by various "Security Documents" (as such term is defined therein).

     SECTION 2.  THE LOANS.
                 ---------

          (a) The Revolver Loan.  Subject to the terms and conditions of this
              -----------------
Agreement, each Lender agrees to make advances to Borrower (such advances are called the "Revolver Advances") from time to time during the Revolver Commitment
            -----------------
Period, in an aggregate principal amount not to exceed its Loan Share of the Revolver Commitment. Revolver Advances shall be evidenced by the Revolver Notes. So long as an Event of Default or an Unmatured Event of Default has not occurred, during the Revolver Commitment Period, Borrower may borrow, repay and reborrow under the Revolver Notes in accordance with this Section 2.

               (i) Request for Advance Under the Revolver Loan.
                   -------------------------------------------

                   (A) Each Request for Advance under the Revolver Loan shall be irrevocable and shall be in the form of Exhibit B on or before 11:00 a.m.
                                             ---------
     Denver, Colorado time (x) three Business Days immediately preceding the day such Revolver Advance is requested to be made in case of LIBOR Rate Loans, and (y) on the Business

     Day immediately preceding the day such Revolver Advance is requested to be made in case of Base Rate Loans.

                   (B) Each request for Advance shall specify:

                       (1) the amount of the requested Advance, which shall be in an aggregate minimum principal amount of $100,000 or an integral multiple thereof for both LIBOR Rate Loans and Base Rate Loans, or such lesser amount equal to the unadvanced portion of the Revolver Loan;

                       (2) the requested date of the Revolver Advance, which shall be a Business Day;

                       (3) whether the Revolver Advance is to be comprised of LIBOR Rate Loans or Base Rate Loans; and

                       (4) the duration of the Interest Period applicable to LIBOR Rate Loans included in such notice. If the Request for Advance shall fail to specify the duration of the Interest Period for any LIBOR Rate Loan, such Interest Period shall be three months.

                   (C) After giving effect to any LIBOR Rate Loan, there shall not be more than six different Interest Periods in effect.

                   (D) Upon receipt of a Request for Advance, Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. Denver time on the date requested, each Lender shall make available to Agent the amount of such Lender's Loan Share of the amount specified in the Request for Advance in immediately available funds; provided, however, that Lenders
                                             ------------------
     shall not be obligated to make any Revolver Advance to Borrower that would result in the aggregate unpaid principal balance outstanding under the Revolver Notes exceeding the Revolver Commitment. If all conditions precedent to such Revolver Advance have been met, Agent will on the date requested make such Revolver Advance available to Borrower in immediately available funds at Agent's office in Denver, Colorado.

                   (E) All Revolver Advances requested by Borrower shall be made pro rata by each Lender in proportion to such Lender's Loan Share.

               (ii) Conversion and Continuation Elections.
                    -------------------------------------

           (A) Upon irrevocable written notice to the  Agent, Borrower may:

               (1) elect to convert on any Business Day any Base Rate Loan (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof into a LIBOR Rate Loan or;

               (2) elect to convert on any Interest Payment Date any LIBOR Rate Loan maturing on such Interest Payment Date (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof into a Base Rate Loan; or

               (3) elect to renew on any Interest Payment Date any LIBOR Rate Loan maturing on such Interest Payment Date (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof;

           (B) Borrower shall deliver a Notice of Conversion/Continuation to be received by Agent not later than 2:00 p.m. Denver, Colorado time at least (x) three Business Days in advance of the Conversion Date or continuation date, if a Loan is to be converted into or continued as a LIBOR Rate Loan; and (y) the Business Day immediately preceding the Conversion Date, if the Loan is to be converted into a Base Rate Loan; specifying:

               (1) the proposed Conversion Date or continuation date, which shall be a Business Day;

               (2) the aggregate amount of the Revolver Loan(s) to be converted or renewed;

               (3) the nature of the proposed conversion or continuation; and

               (4) the duration of the requested Interest Period, if applicable.

           (C) If upon the expiration of any Interest Period applicable to any LIBOR Rate Loan, Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loan, or if any Unmatured Event of Default or Event of Default shall then exist, Borrower shall be deemed to have elected to convert such LIBOR Rate Loan into a Base Rate Loan effective as of the expiration date of such current Interest Period.

                    (D) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any LIBOR Rate Loans, there shall not be more than six different Interest Periods in effect.

               (iii)  Scheduled Amortization of the Revolver Loan.  On the last
                      -------------------------------------------
     day of the Revolver Commitment Period, the commitment of the Lenders to make Revolver Advances shall terminate and the aggregate principal balance outstanding on such date under the Revolver Loan shall be due and payable in sixteen equal quarterly payments (the amount of such principal payments to be determined by dividing the amount of the outstanding principal balance of the Revolver Loan on the last day of the Revolver Commitment Period by sixteen) payable on the last day of each Fiscal Quarter, commencing September 30, 1998, with the final payment due on or before June 30, 2002, together with interest on the Revolver Loan, calculated and payable as set forth in Section 2 (d).

               (iv) Optional Payments.  Borrower may make optional payments on
                    -----------------
     the outstanding principal balance of the Base Rate Loan without penalty or premium, at any time, and from time to time, in integral multiples of $100,000 or such lesser amount equal to the then outstanding principal balance, together with accrued and unpaid interest on the principal amount so paid. LIBOR Rate Loans may not be prepaid, except if it is necessary so that Borrower can be in compliance with Section 2(f). Borrower shall give Agent one Business Day's notice in advance of any optional payment on the Base Rate Loan, and three Business Day's notice in advance of any prepayment on the LIBOR Rate Loan required pursuant to Section 2(f). Such notices shall specify which Revolver Loans (or portion thereof) are to be prepaid and the date of prepayment. Such notices shall not be revocable by Borrower. Upon the termination of the Revolver Commitment Period, all prepayments of principal thereafter received under this Subsection shall first be applied to the payment of principal indebtedness due on any Base Rate Loan then outstanding and then to LIBOR Rate Loans with the shortest Interest Periods remaining.

          (v) Distribution Advance.  Notwithstanding any other provisions in
              --------------------
     this Section 2, the Distribution Advance shall be repaid together with all interest due thereon within thirty days after the Loan Date.

          (b) The Loan Date.  The initial Revolver Advances shall be made on a
              --------------
date and at a time (the "Loan  Date") selected by Borrower, but in no event
                         ----------
earlier than the time all conditions of lending described in Section 3(a) and 3(b) below have been satisfied or waived by the Lenders.

          (c)  Computation and Payment of Interest; Late Payment Rate.
               -------------------------------------------------------

               (i) Each Revolver Loan shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to the LIBOR Rate or the Base Rate, as specified in the applicable Request for Advance or Notice of Conversion/Continuation, plus the Applicable
                                                       ----
     Margin. After termination of the Revolver Commitment Period, the Revolver Loan shall bear interest on the outstanding principal amount thereof at the Base Rate plus the Applicable Margin for Base Rate Loans, and interest shall be payable on the Interest Payment Date for Base Rate Loans.

               (ii) Interest on the Loans shall accrue daily and shall be computed on the basis of a year of 365 or 366 days, as appropriate, for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. Interest on the Loans shall be payable in arrears on the Interest Payment Date.

               (iii) Notwithstanding anything to the contrary contained in this Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of any change in such rate, equal to three percentage points above the Base Rate (the "Late Payment Rate"), until paid, and shall be due and payable
                -----------------
     immediately.

          (d) Payments by Borrower.  All payments of principal and interest
              ---------------------
hereunder shall be made at the Agent's offices at 1740 Broadway, Denver, Colorado 80274-8699 (or at such other place as the Agent shall have designated to Borrower in writing at least one Business Day prior to the due date or prepayment date, as the case may be) by 12:00 noon Denver time on the date due or the date of prepayment (as the case may be) in immediately available funds free and clear of any and all taxes and without set-off or counterclaim or deduction of any kind. If any payment to be made by Borrower hereunder or under the Notes shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest and fees in respect of such payment, unless the result of such extension would be to carry any Interest Period relating to a LIBOR Rate Loan into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day.

          (e) Payments to Lenders.  Each payment by Borrower to the Agent on
              --------------------
account of principal of and interest on the Loans or otherwise hereunder shall be distributed the same day in like funds as received from Borrower by Agent pro rata according to the Loan Share of each Lender in like funds; provided that in
                                                               -------- ----
the event Agent receives less than the aggregate amount due to all Lenders on any day, Agent shall distribute ratably to each Lender in the case of any payment, the portion of the aggregate amount received by Agent on such day multiplied by the Loan Share of such Lender.

          (f) Mandatory Payments.  If at any time, or from time to time, a
              -------------------
Borrowing Base Deficiency exists, Borrower shall, within thirty Business Days after the Agent, on behalf of Lenders, gives written notice of such fact to Borrower pursuant to Section 6 hereof, make one or more mandatory prepayments to Agent for distribution to the Lenders in the principal amount determined in accordance with Section 6(a) or (b). If the Borrower elects, pursuant to
Section 6(b), to repay the Borrowing Base Deficiency in six equal monthly installments, then the payments shall be due and payable exactly one calendar month apart, with the first one due and payable as set forth above in this
Section 2(f). Each prepayment of principal shall be accompanied by the amount of accrued and unpaid interest on, and fees related to, the principal amount so prepaid. Any such prepayment of principal under this Section 2 shall be applied pro rata in accordance with each Lender's Loan Share, first to any Base Rate Loans then outstanding and then to LIBOR Rate Loans with the shortest Interest Periods remaining.

          (g)  Fees.
               -----

               (i) During the Revolver Commitment Period, Borrower shall pay to the Lenders an unused commitment fee on the average daily difference between the Revolver Commitment and the aggregate outstanding principal amount under the Revolver Notes, at an annual rate of one-half of one percent (0.5%), payable quarterly in arrears, with the first such payment due December 31, 1996 (for the period from the date hereof through December 31, 1996) and ending on the last day of the Revolver Commitment Period.

               (ii) Borrower shall pay to the Lenders on the Loan Date a one-time commitment fee of one-quarter of one percent (0.25%) of the Maximum Principal Amount.

          (h) Adjustments.  If any Lender (a "benefitted Lender") shall at any
              ------------                     -----------------
time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 12(c), or otherwise), in a greater proportion than its Loan Share, such benefitted Lender shall purchase for cash from the other Lenders such portion of such other Lenders' Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with the other Lenders; provided however, that if
                                                       -------- -------
all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (i) Increased Capital.  If either (A) the introduction of or any
              ------------------
change in or in the interpretation of any law or regulation after the date hereof (and excluding any new laws or changes presently known to Agent even if they have not yet become effective) or (B) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by any Lender or any corporation controlling any Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of the Revolver Commitment and other commitments of this type then, upon demand by such Lender, Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the issuance or maintenance of the Revolver Commitment. Such Lender claiming compensation under this Section 2(i) shall provide Borrower with a certificate setting forth in reasonable detail the amount payable to such Lender, the reason for the additional compensation and the calculation of the additional compensation.

     SECTION 3.  CONDITIONS TO EFFECTIVENESS; CONDITIONS OF LENDING.
                 --------------------------------------------------

          (a) Conditions to Effectiveness.  This Agreement shall become
              ----------------------------
effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 14(e)):

               (i) The Reorganization shall have occurred;

               (ii) Borrower shall have executed and delivered to Agent an Assumption Agreement (the "Assumption Agreement") containing an express
                                --------------------
     assumption by Borrower of the Partnership's obligations under the Existing Loan Agreements, the Security Documents executed prior to the date hereof and all other agreements and instruments executed in connection with the Existing Loan Agreements;

               (iii) Prior to and at the consummation of the Reorganization Borrower shall not have granted, and there shall not exist against Borrower or its assets any judgment, lien, encumbrance, burden or claim of any kind that would attach to the assets of the Partnership that are assigned to the Company in connection with the Reorganization except liens and encumbrances existing as a result of the Existing Loan Agreements, and except those liens and encumbrances permitted by Section 10(b) hereof;

               (iv) Prior to consummation of the Reorganization, Borrower shall have executed and delivered to Agent UCC financing statements (the "Company
                                                                         -------
     Financing Statements") covering all of the assets of the Partnership that
     --------------------
     are assigned to Borrower and that are covered by financing statements executed by the Partnership in connection with the Existing Loan Agreements, and the Company Financing Statements shall have been properly filed in all appropriate jurisdictions designated by Agent;

               (v) Results of UCC lien searches as to Borrower for the States of Arkansas, Colorado, Kansas, Kentucky, Tennessee and West Virginia and for the following counties: Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky; Hawkins County, Tennessee; and Wayne and Kanawha Counties, West Virginia, shall have been received by, and shall be satisfactory to, Agent, and Agent shall be satisfied in its sole discretion and shall have received an opinion of counsel for Borrower that upon consummation of the Reorganization the Lenders will have a perfected first priority lien and security interest in the assets assigned to Borrower by the Partnership;

               (vi) Prior to consummation of the Reorganization, Borrower shall have obtained all necessary consents, permissions and approvals by third parties or governmental authorities in connection with the transfer of the assets of the Partnership to Borrower and the transfer of all governmental permits and licenses held by the Partnership in connection with the operation of its business, except to the extent that the failure to obtain any such consent, permission or approval would not have a material adverse effect on the business, assets or financial condition of Borrower, and Borrower shall have obtained all necessary waivers of preferential and similar rights of third parties to purchase any portion of such assets;

               (vii) No event or other circumstance shall have occurred or exist that would cause the financial condition of Borrower upon consummation of the Reorganization to be materially and adversely different from the pro forma financial statements for Borrower set forth in the Registration Statement;

               (viii) Except for the Partnership Distribution (as defined in the Modification Agreement referenced below) and the other elements of the Reorganization that would violate the terms of the Existing Loan Agreements but for the consent set forth in Section 1 of the Modification Agreement dated as of July 31, 1996 among the Partnership, Borrower, Agent and the Lenders (the "Modification Agreement"), no Event of Default or Unmatured Event of Default under the Existing Loan Agreements shall have occurred or be continuing, all representations and warranties contained in Section 7 of the Existing Revolver Agreement shall be true in all material respects (except those affected by the occurrence of the Reorganization), and Borrower and the Partnership shall have satisfied in all material respects their covenants and obligations under the Modification Agreement;

               (ix) No order shall have been entered by any court or governmental agency having jurisdiction over the parties or the subject matter of this Agreement that restrains or prohibits the Reorganization or the other transactions contemplated by this Agreement and which remains in effect at the time of the Reorganization and the other transactions contemplated hereby;

               (x) The Lenders shall be satisfied in their sole discretion that net proceeds form Borrower's public offering will be sufficient to repay the Distribution Advance within thirty days after the Loan Date; and

               (xi) Lenders shall have received an opinion of Dorsey & Whitney, LLP, counsel for Borrower, addressed to Lenders and Agent, in form and substance satisfactory to Agent, concerning the following matters:

               (A) The Reorganization, the conveyance of all of the Partnership's assets to Borrower, the execution and delivery of the Assumption Agreement, and all other actions necessary to consummate the Reorganization have been duly authorized by all necessary corporate, partner and shareholder actions required on behalf of Borrower and the Partnership, and the Assumption Agreement and all other documents executed in connection with the Reorganization constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights;

               (B) Borrower has obtained all necessary consents, permissions and approvals by third parties or governmental authorities in connection with the transfer of the assets of the Partnership to Borrower and the transfer of all governmental permits and licenses held by the Partnership in connection with the operation of its business, except to the extent that the failure to obtain any such consent, permission or approval would not have a material adverse effect on the business, assets or financial condition of Borrower;

               (C) No order has been entered by any court or governmental agency having jurisdiction over the parties or the subject matter of this Agreement or the Modification Agreement that restrains or prohibits the Reorganization or the other transactions contemplated by the Modification Agreement and which remains in effect at the time of the Reorganization and the other transactions contemplated hereby.

From and after the Loan Date: (x) the Existing Revolver Agreement will be automatically amended and restated to read as this Agreement reads, without further action by any party, (y) Loans under (and as defined in) the Existing Revolver Agreement outstanding on the Loan Date shall continue under this Agreement, and (z) the rights and obligations of the parties hereto shall be governed by the provisions hereof, and the rights and obligations of the parties to the Existing Revolver Agreement with respect to the period prior to the Loan Date shall continue to be governed by the provisions thereof as in effect prior to the Loan Date, except that fees accrued under the Existing Revolver Agreement to the Loan Date shall be paid on the Loan Date.

          (b)  Initial Advance.
               ----------------

               (i) Assuming the conditions for the effectiveness of this Agreement set forth in Section 3(a) are satisfied, the initial Advance hereunder shall be deemed to be the Advances made under the Existing Revolver Agreement to the Partnership that are outstanding and assumed by Borrower pursuant to the Reorganization. In addition to the conditions in
     Section 3(a), the Lenders shall have no obligation to make the initial Advance under the Loans unless the Agent shall have received all of the following, at the Agent's office in Denver, Colorado, duly executed and delivered and in form and substance satisfactory to the Agent and its counsel:

                   (A) This Agreement, executed by Borrower, the Agent and the Lenders;

                   (B) The Notes;

                   (C) Counterparts of the Fourth Mortgage Amendments and the Second Amendment to Security Agreement, duly executed and acknowledged by Borrower, together with the appropriate financing statements, amendments to financing statements and continuation statements for existing financing statements, as may be necessary or advisable under applicable law in order to perfect and maintain, to the full extent permitted by applicable law, the first priority liens and security interests created thereby;

                   (D) The Pledge Agreement;

                   (E) Evidence that Agent has been named as mortgagee/loss payee under all policies of casualty insurance, and as an additional insured under all policies of liability insurance, as required by Section 9(f).

               (F) A certificate, dated the Loan Date and executed by the president or a vice president of the Borrower, stating the substance of Subsections 3(b)(ii)(A), (C) and (D);

               (G) A certificate, dated the Loan Date and executed by the Secretary or assistant Secretary of the Borrower, which shall contain the names and signature of the officers of the Borrower authorized to execute the Loan Documents on behalf of the Borrower, and which shall certify to the correctness and completeness of the following exhibits attached thereto: copies of the articles of incorporation and bylaws of the Borrower and all amendments thereto, and copies of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution of the Loan Documents and the consummation of the transactions contemplated herein and therein;

               (H) Certificates from the Delaware Secretary of State as to the good standing of Borrower and from the Secretary of State of Colorado, Borrower's principal place of business, as to Borrower's qualification to do business in such state; and

               (I) All other documents and assurances which the Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate, by proper authorities.

          (ii) The Lenders shall have no obligation to make any Advances hereunder unless the following shall be true and correct on and as of the date of such Advance:

               (A) All representations and warranties contained in Section 8 and in the Security Documents shall be true on the Loan Date as if then given, and Borrower and the Partnership (as to times prior to the date of the Reorganization) shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the Loan Date;

               (B) All legal matters incident to the Loans shall be satisfactory to counsel to the Agent, and the Agent shall have received on the Loan Date favorable opinions addressed to the Agent and the Lenders of Dorsey & Whitney LLP and Barry Spector, Esq., co-counsel for Borrower, substantially in the form set forth in Exhibit C, together with the
                                            ---------
     certificate provided for in such Exhibit, which opinions collectively shall cover the matters set forth in Sections 8(a)(i), (ii) and (iii), (b), (c),
     (d), (e), (r) and (s), and such other matters as the Agent or its counsel may reasonably request;

               (C) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Advance; and

               (D) Since December 31, 1995, there has been no material adverse change in the business, financial position or results of operations of the Partnership, as assigned to and assumed by Borrower pursuant to the Reorganization.

       (c) Subsequent Advances.  The obligation of the Lenders to make
           --------------------
subsequent Advances under the Revolver Commitment, all as set forth in Section 2, is subject to satisfaction of the conditions set forth in such Section and the following conditions precedent:

           (i) The Agent shall have received (with an executed copy for each of the Lenders) a certificate, dated the date of the requested Advance and executed on behalf of Borrower by the president or a vice president of the Borrower, stating the substance of Subsections 3(b)(ii)(A), (C) and (D);

           (ii) All representations and warranties contained in Section 8 hereof and in the Security Documents shall be true on the date of such requested Advance as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the date of such requested Advance;

           (iii) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Advance;

           (iv) Since December 31, 1995, there has been no material adverse change in the business, financial position or results of operations of Borrower, as assigned by the Partnership to and assumed by Borrower pursuant to the Reorganization;

           (v) All legal matters relating to the Loan Documents, such Advance and the consummation of the transactions contemplated thereby shall be reasonably satisfactory to the Agent's counsel; and

           (vi) Such Advance shall not be prohibited by any laws or any regulation or order of any court or governmental authority or agency and shall not subject the Lender to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

     SECTION 4.  TAXES, YIELD PROTECTION AND ILLEGALITY
                 --------------------------------------

          (a)    Taxes.
                 ------

                 (i) Any and all payments by Borrower to the Lenders under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all future taxes, levies, imposts, deductions, charges or withholdings, and any stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents and all liabilities with respect thereof, excluding such taxes (including income taxes or franchise taxes) as are imposed on or measured by Lender's net income by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                 -----

                 (ii) Borrower shall indemnify Lenders and hold Lenders harmless for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 4(a)) paid by Lenders
                                                ------------
     and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted; provided that Lenders shall pay
                                               --------
     over to Borrower the amount of any tax refunds received by Lenders with respect to any such Taxes (net of any tax detriment resulting from receipt of such tax refunds to the extent not offset by payment over of such amount) solely to the extent that (A) such tax refunds are fairly allocable to such Taxes and (B) Borrower actually paid such Taxes. Payment under this indemnification shall be made within 30 days from the date Lenders make written demand therefor.

                 (iii) If Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Lenders, then:

                   (A) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4(a)) Lenders receive an amount equal to the sum they would have received had no such deductions been made;

                   (B) Borrower shall make such deductions, and

                   (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (iv) Within thirty days after the date of any payment by Borrower of Taxes Borrower shall furnish to Lenders the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Lenders.

          (b)  Illegality.
               -----------

               (i) If Lenders shall determine that the introduction of any law, rule or regulation, or any change in any law, rule or regulation or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful, for Lenders to make LIBOR Rate Loans, then, on notice thereof by Lenders to Borrower, the obligation of Lenders to make LIBOR Rate Loans shall be suspended until Lenders shall have notified Borrower that the circumstances giving rise to such determination no longer exist.

               (ii) If Lenders shall determine that it is unlawful to maintain any LIBOR Rate Loan, and, if any LIBOR Rate Loans are then outstanding, Agent shall give notice thereof to Borrower, and within three Business Days after receipt of such notice Borrower shall elect either (A) to prepay in full all LIBOR Rate Loans of Lenders then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if Lenders may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if Lenders may not lawfully continue to maintain such LIBOR Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 4(c), or (B) to immediately convert such LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(b)(ii).

               (iii) If the obligation of Lenders to make or maintain LIBOR Rate Loans has been terminated, Borrower may elect, by giving notice to Lenders that all Revolver Loans which would otherwise be made by Lenders as LIBOR Rate Loans shall be instead Base Rate Loans.

          (c)  Increased Costs and Reduction of Return.
               ----------------------------------------

               (i) If Lenders shall determine that, due to either (A) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR Rate) in or in the interpretation of any law or regulation or (B) the compliance with any guideline, or request from any central bank or other governmental authority (whether or not having the force of law) issued after the date of this Agreement, there shall be any increase in the cost to Lenders of agreeing to make or making, funding or maintaining any LIBOR Rate Loans (other than changes in the rate of taxes on the overall net income of Lender), then Agent shall give notice of such determination to Borrower, and Borrower shall have the option either

     (X) to immediately convert all outstanding LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(a)(ii) or (Y) Borrower shall be liable for, and shall from time to time, upon demand therefor by Lenders, pay to Lenders additional amounts as are sufficient to compensate Lenders for such increased costs. If Borrower elects to convert to Base Rate Loans, it shall nevertheless be liable for any increased costs incurred by Lenders regarding LIBOR Rate Loans accrued prior to the date of conversion.

               (ii) If Lenders shall have determined that (A) the introduction of any Capital Adequacy Regulation, (B) any change in any Capital Adequacy Regulation, (C) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other governmental authority charged with the interpretation or administration thereof, or (D) compliance by Lenders or any corporation controlling any of Lenders, with any Capital Adequacy Regulation; affects or would affect the amount of capital required or expected to be maintained by Lenders or any corporation controlling any of Lenders and (taking into consideration Lenders' or such corporations' policies with respect to capital adequacy and Lenders' desired return on capital) determines that the amount of such capital is increased as a consequence of its commitment to make LIBOR Rate Loans under this Agreement, then, Agent shall give notice of such determination to Borrower, and Borrower shall have the option either (X) to immediately convert all outstanding LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(a)(ii) or (Y) upon demand of Lenders, Borrower shall upon demand pay to Lenders, from time to time as specified by Lenders, additional amounts sufficient to compensate Lenders for such increase.

          (d) Funding Losses.  Borrower agrees to reimburse Lenders and to hold
              ---------------
Lenders harmless from any loss or expense which Lenders may sustain or incur as a consequence of:

              (i) the failure of Borrower to make any payment or mandatory prepayment of principal of any LIBOR Rate Loan (including payments made after any acceleration thereof);

              (ii) the failure of Borrower to borrow, continue or convert a Revolver Loan after Borrower has given (or is deemed to have given) a Request for Advance or a Notice of Conversion/Continuation;

              (iii) the failure of Borrower to make any prepayment after Borrower has given a notice in accordance with Section 2(a)(iv);
                                                    ----------------

              (iv) the prepayment (including pursuant to Section 2(a)(iv)) of a
                                                          ----------------
     LIBOR Rate Loan on a day which is not the last day of the Interest Period with respect thereto; or

              (v)  the conversion pursuant to Section 2(a)(ii) of any LIBOR Rate
                                               ----------------
     Loan to a Base Rate Loan on a day that is not the last day of the respective Interest Period;

     including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained.

          (e) Inability to Determine Rates.  If Agent shall have determined
              -----------------------------
that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan or that the LIBOR Rate applicable for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect, in Agent's reasonable judgment, the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrower. Thereafter, the obligation of Lenders to make or maintain LIBOR Rate Loans, as the case may be, hereunder shall be suspended until Agent revokes such notice in writing, unless means exist for ascertaining the LIBOR Rate and Borrower agrees to pay such amount as Agent determines in its sole and absolute discretion is necessary to reflect the cost to Lenders of funding such Revolver Loan. Upon receipt of such notice, Borrower may revoke any Request for Advance or Notice of Conversion/Continuation then submitted by it. If Borrower does not revoke such request or notice prior to the time that such Revolver Loan is made, Lenders shall make, convert or continue the Revolver Loans, as proposed by Borrower in the amount specified in the applicable request or notice submitted by Borrower, but such Revolver Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

          (f) Certificate of Lender.  If Lenders claim reimbursement or
              ----------------------
compensation pursuant to this Section 4, Agent shall deliver to Borrower a certificate setting forth in reasonable detail the amount payable to Lenders hereunder and such certificate shall be binding on Borrower unless Borrower objects to the contents of such certificate within five Business Days after receipt thereof. If Borrower objects, Agent and Borrower shall attempt to resolve their differences within 10 days, and if agreement is not reached within such period then all LIBOR Rate Loans shall be immediately converted to Base Rate Loans.

          (g) Survival.  The agreements and obligations of Borrower in this
              ---------
Section 4 shall survive the payment of all other Obligations.

   SECTION 5. BORROWING BASE.
              --------------

          (a) Initial Borrowing Base.  During the period from the date hereof
              -----------------------
to the first Determination Date (as defined in Subsection 5(c)(ii) below), the Borrowing Base shall be the Maximum Principal Amount.

          (b) Information.  At least 45 days prior to each Evaluation Date,
              ------------
Borrower shall furnish to Agent all information, reports and data which the Agent or any Lender has then requested concerning the business and properties of Borrower (which properties are included, at the time, in the calculation of the Borrowing Base), and its Subsidiaries, dated as of such Evaluation Date and including information concerning the oil and gas reserves owned by Borrower or its Subsidiaries and the production from acreage dedicated to gas processing plants and pipelines owned or operated by Borrower or its Subsidiaries.

          (c) Subsequent Determinations of Borrowing Base.  (i) The Lenders
              --------------------------------------------
shall determine the Borrowing Base (which shall never exceed the Maximum Principal Amount) semi-annually, as of June 30 and December 31 of each year that this Agreement is in effect, commencing December 31, 1996, based upon the Obligations then outstanding, the value and associated cash flow available for debt service which the Lenders assign, in their sole discretion, to Borrower's natural gas liquids processing plants, fractionator, propane terminals and any other assets of Borrower now subject to the Security Documents or as may become subject thereto in the future, but only to the extent each of the same are subject to a perfected first priority lien in favor of the Agent for the benefit of the Lenders, and based upon such other factors, assumptions, criteria and general credit considerations as the Lenders in their sole discretion deem appropriate.

              (ii) The Borrowing Base as so designated shall be effective on and including the date on which the Agent sends the notice provided in
     Section 5(d) (herein called a "Determination Date") and, until the next
                                    ------------------
     date on which the Borrowing Base is redesignated by the Lenders. A Determination Date may occur during the period between the date on which a Request for Revolver Advance is submitted and the day on which such Revolver Advance is to be made.

              (iii) If Borrower does not furnish to the Agent the information required by Section 5(b) by the date specified therein, the Agent may designate the Borrowing Base at any amount which the Lenders determine based on the relevant information then available to the Lenders and the Agent. The Agent may redesignate the Borrowing Base from time to time thereafter until the Lenders receive the required information, whereupon a new Borrowing Base shall be determined as described above.

              (iv) No increase in the Borrowing Base shall be made at any time unless the amount of such increase is agreed to by all Lenders.

          (d) Notification of Borrowing Base.  The Agent shall give written
              -------------------------------
notice to Borrower of the amount determined pursuant to Section 5(c) as the Borrowing Base for such period as soon as possible after the Lenders have made such determination. Until the Agent has notified Borrower of the Borrowing Base for such period pursuant to this Section 5(d), the Borrowing Base shall be the amount determined pursuant to this Section 5 for the immediately preceding period.

  SECTION 6.  BORROWING BASE DEFICIENCY.  If the aggregate unpaid principal
              -------------------------
amount outstanding under the Notes exceeds the Borrowing Base then in effect (the "Borrowing Base Deficiency"), Borrower shall take one of the following
      -------------------------
actions following receipt of notice from the Agent of the existence of such Borrowing Base Deficiency:

          (a) Repay Excess Debt.  Within 30 calendar days following receipt of
              ------------------
such notice from the Agent, make a mandatory prepayment on the Loans in accordance with Section 2(f) in an amount equal to the Borrowing Base Deficiency; or

          (b) Installment Payments.  Make mandatory prepayments of the Loans in
              ---------------------
an aggregate amount equal to the Borrowing Base Deficiency, payable in six equal monthly installments, with the first installment due within 30 calendar days following receipt of such notice from the Agent; such mandatory prepayments to be made in accordance with Section 2(f) hereof.

Failure of Borrower to comply with this Section 6 shall be an immediate Event of Default.

  SECTION 7.  SECURITY.  The repayment of the Loans and the Notes and all
              --------
extensions and renewals thereof, and the performance of all obligations of Borrower hereunder, shall be secured by the Security Documents.

  SECTION 8.  REPRESENTATIONS AND WARRANTIES.  Borrower represents and
              ------------------------------
warrants to the Agent and each Lender that:

          (a) Existence.
              ----------

              (i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in Arkansas, Colorado, Kentucky, Tennessee, Texas and West Virginia and in every other jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower, its business, operations, assets, property, prospects or condition (financial or otherwise);

               (ii) Each of the Restricted Subsidiaries and the Related Persons other than Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and is qualified to do business in every jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower or such Person, its business, operations, assets, property, prospects or condition (financial or otherwise);

               (iii) Each Related Person and Restricted Subsidiary has the power and authority to own the property which it owns and to carry on its business as such business is now conducted; and

               (iv) Each Related Person and Restricted Subsidiary has all franchises, permits, licenses and similar agreements necessary to carry on its business as now conducted, and has not received any notices of default or termination under any of such agreements.

          (b) Non-Contravention.  The execution, delivery and performance by
              ------------------
the Borrower of this Agreement, and the other Loan Documents and the borrowings hereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person and Restricted Subsidiary, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person or Restricted Subsidiary is a party or is subject or by which any Related Person or Restricted Subsidiary or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person or Restricted Subsidiary.

          (c) Third Party Authorization.  No consent, approval, exemption,
              --------------------------
authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person or Restricted Subsidiary in connection with the execution, delivery or performance by Borrower of this Agreement, or any other Loan Document or to consummate any transactions contemplated hereby or thereby.

          (d) Authorization; Binding Effect.  Borrower has full power and
              ------------------------------
authority to enter into this Agreement and the other Loan Documents. The execution and delivery of this Agreement, and the other Loan Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower. This Agreement and the Notes are, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          (e) Litigation.  Except as disclosed in Exhibit D attached hereto,
              -----------                         ---------
there are no actions, suits, proceedings or claims against any Related Person or Restricted Subsidiary or any of their respective properties pending or, to the knowledge of Borrower, threatened before any court or by or before any governmental instrumentality, which could have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of any Related Person or Restricted Subsidiary or the ability of Borrower to perform its obligations under this Agreement, or any of the other Loan Documents. There exists no default or breach by any Related Person or Restricted Subsidiary with respect to any order, writ, injunction, decree or demand of any court or governmental instrumentality, nor does the execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents result in any such default or breach.

          (f) Taxes.  Each Related Person or Restricted Subsidiary has filed
              ------
all required tax returns and paid all taxes and other governmental charges or levies imposed upon or against it or its properties, including the Mortgages and the Collateral, or profits before the same became in default, except those being contested in good faith and by appropriate proceedings, for which adequate reserves have been set up by such Person, and for which there is no risk of loss of any of the Collateral.

          (g) Liens.  All property and assets of Borrower are free and clear of
              ------
all liens and encumbrances except (i) the liens permitted by Section 10(b) hereof, and (ii) the liens in connection with the litigation described in Exhibit D attached hereto.
---------

          (h) Names and Places of Business.  No Related Person or Restricted
              -----------------------------
Subsidiary has been known by, or used any other corporate, partnership, trade, or fictitious name. The chief executive office and principal place of business of Borrower (and, prior to the Reorganization, of the Partnership) have been located at the address of Borrower set out in Section 14(b) for at least the four months immediately preceding the date hereof. The place where Borrower keeps its books and records concerning the Collateral is at Borrower's address for notices set forth in Section 14(b), and has been there for at least the four months immediately preceding the date hereof.

          (i) Use of Proceeds.  The proceeds of the Revolver Loan shall be used
              ----------------
solely for general business or commercial purposes, including capital expenditures and acquisition of natural gas processing and natural gas liquids related facilities. In no event shall funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes.

          (j) Other Obligations.  No Related Person or Restricted Subsidiary
              ------------------
has any outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to such Person or material with respect to Borrower's Consolidated financial condition and not shown in the Initial Financial Statements.

          (k) Full Disclosure.  No certificate, statement, report or other
              ----------------
information delivered herewith or heretofore by any Related Person or Restricted Subsidiary to Agent or the Lenders in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to such Person necessary to make the statements contained herein or therein not materially misleading as of the date made or deemed made. There is no fact known to any Related Person or Restricted Subsidiary that has not been disclosed to the Agent or the Lenders in writing that could materially and adversely affect Borrower's properties, business, prospects or condition (financial or otherwise).

          (l) Margin Stock.  No Related Person or Restricted Subsidiary is
              -------------
engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System).

          (m)  ERISA.  Neither Borrower nor any member of its Controlled Group
               ------
maintains, or has ever maintained any ERISA Plan. Borrower and the members of its Controlled Group are in compliance with ERISA and the Code in all material respects as to all employee benefit plans maintained by Borrower and the members of its Controlled Group. Neither Borrower nor any member of its Controlled Group is, or has ever been, required to contribute to, or has, or has ever had, any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Neither the Borrower nor any member of its Controlled Group has ever represented, promised, or contracted (whether in oral or written form) to any current or former employee (either individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (within the meaning of Section 3(1) of ERISA) following retirement or termination of employment. All members of the Controlled Group have complied in all material respects with the notice and continuation coverage requirements of
Section 4980B of the Code.

          (n) Security Documents.  The warranties and representations contained
              -------------------
in the Security Documents are true and correct in all material respects.

          (o) Compliance with Laws.  Each Related Person and Restricted
              ---------------------
Subsidiary is in material compliance with all laws, rules and regulations, and determination of any arbitrator or governmental authority applicable to or binding upon it or any of its property or to which it or any of its property is subject.

          (p) Financial Condition.  The Initial Financial Statements fairly
              --------------------
present the Partnership's financial position at the date thereof and the results of the Partnership's operations and cash flows for the period thereof. Since December 31, 1995, there has been no material adverse change in the business, financial position or results of operations of the Partnership, as assigned to and assumed by Borrower pursuant to the Reorganization.

          (q) Environmental Matters.  (i) The operations of each Related Person
              ----------------------
comply in all material respects with all federal, state or local laws, statutes, rules, regulations, and all administrative orders, licenses, authorizations and permits of any governmental authority, relating to environmental or public health and safety; (ii) none of the operations of any Related Person or Restricted Subsidiary is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment; (iii) no Related Person or Restricted Subsidiary has (and to the best knowledge of Borrower, nor has any other person) filed any notice under any federal, state or local law indicating that such Person is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of such Person; and (iv) no Related Person or Restricted Subsidiary otherwise has any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

          (r) Investment Company Act.  No Related Person or Restricted
              -----------------------
Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          (s) Public Utility Holding Company Act.  No Related Person or
              -----------------------------------
Restricted Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (t) Title to Properties; First Priority  Security Interest.  Each
              -------------------------------------------------------
Related Person or Restricted Subsidiary has good and indefeasible title to all of their respective material properties and assets, free and clear of all liens except those permitted by Section 10(b) hereof. As of the date hereof, the Agent, on behalf of the Lenders has a perfected first priority lien or security interest in all of the Collateral.

          (u) Subsidiaries of  Borrower and of Related Persons.  Borrower does
              -------------------------------------------------
not presently have any Subsidiaries or own any stock or equity interest in any corporation, partnership, joint venture or association, except as set forth in Exhibit E hereto.
---------

          (v) Location of Inventory.  The location of all of Borrower's
              ----------------------
inventory is set forth in Exhibit F hereto.
                          ---------

          (w) Reorganization.  Borrower represents and warrants to the Agent
              ---------------
and each Lender that:

               (i) The execution, delivery and performance by the Partnership and Borrower of all documents executed in connection with the Reorganization and the consummation of the transactions contemplated by the Reorganization will not conflict with the articles of incorporation, bylaws or other organizational or governing documents of any Related Person or Restricted Subsidiary, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person or Restricted Subsidiary is a party or is subject or by which any Related Person or Restricted Subsidiary or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person or Restricted Subsidiary.

               (ii) No consent, approval, exemption, authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person or Restricted Subsidiary in connection with the execution, delivery or performance by the Partnership and Borrower of the documents executed in connection with the Reorganization or to consummate any transactions contemplated by the Reorganization, except such consents, approvals, exemptions, authorizations, orders or actions the failure of which to obtain or take would not have a material adverse effect on the transactions contemplated by the Reorganization, or subsequent to consummation thereof, the business, assets or financial condition of Borrower;

               (iii) Borrower and the Partnership have full power and authority to enter into all of the documents executed in connection with the Reorganization. The execution and delivery of such documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the Partnership. All such documents have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower and the Partnership, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights;

               (iv) At the consummation of the Reorganization and as of the date hereof, there does not exist against the Partnership or its assets any judgment, lien, encumbrance, burden or claim of any kind that attached to the assets of the Partnership assigned to Borrower in connection with the Reorganization except liens and encumbrances existing as a result of the Existing Loan Agreements, and except liens and encumbrances permitted by Section 10(b) hereof;

               (v) Upon consummation of the Reorganization the Lenders received and continue to have a perfected first priority lien and security interest in the assets assigned to Borrower by the Partnership;

               (vi) Prior to consummation of the Reorganization, the Partnership obtained all necessary consents, permissions and approvals by third parties or governmental authorities in connection with the transfer of the assets of the Partnership to Borrower and the transfer of all governmental permits and licenses held by the Partnership in connection with the operation of its business, except to the extent that the failure to obtain any such consent, permission or approval would not have a material adverse effect on the business, assets or financial condition of Borrower; and the Partnership obtained all necessary waivers of preferential and similar rights of third parties to purchase any portion of such assets;

               (vii) Except for the Partnership Distribution and the other elements of the Reorganization that would violate the terms of the Existing Loan Agreements but for the consent set forth in Section 1 of the Modification Agreement, no Event of Default or Unmatured Event of Default under the Existing Loan Agreements has occurred or is continuing, all representations and warranties contained in Section 7 of the Existing Revolver Loan Agreement are true in all material respects (except those affected by the occurrence of the Reorganization), and Borrower and the Partnership have satisfied in all material respects their covenants and obligations under the Modification Agreement; and

               (viii) No order has been entered by any court or governmental agency having jurisdiction over the parties or the subject matter of the Modification Agreement that restrains or prohibits the Reorganization or which remained in effect at the time of the Reorganization and the other transactions contemplated by the Modification Agreement.

     SECTION 9.  AFFIRMATIVE COVENANTS.  Until payment in full of the Loans and
     ---------------------------------
termination of all commitments by the Lenders to make Advances hereunder, without the prior written consent of the Required Lenders:

          (a) Payment and Performance of Loans.  Borrower shall duly and
              ---------------------------------
punctually pay or cause to be paid in lawful money of the United States, the principal and interest on the Loans upon the dates, at the place and in the manner set forth in Section 2 hereof, and perform and observe all other obligations of Borrower under this Agreement and the other Loan Documents.

          (b) Financial Statements.  Each of the Related Persons and Restricted
              ---------------------
Subsidiaries shall keep proper books of record and account in which full, true and correct entries will be made of all business, dealings and affairs in accordance with GAAP, and Borrower shall deliver to the Agent sufficient copies for each Lender, at Borrower's expense and in an acceptable format:

               (i) Within 120 calendar days after the end of each Fiscal Year, complete audited annual financial statements of Borrower together with all notes thereto, prepared in reasonable detail in accordance with GAAP and presented on both a Consolidated and a Consolidating basis, together with an unqualified opinion, based on an audit conducted by Price Waterhouse or other independent certified public accountants selected by Borrower and acceptable to the Lenders, stating that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise required due to changes in GAAP) and similar audited annual financial statements and an opinion of independent certified public accountants acceptable to the Lenders with regard to MarkWest Michigan L.L.C.;

               (ii) Within 45 calendar days after the end of each calendar month, an unaudited monthly income statement, balance sheet and statement of cash flows for the subject month, prepared in reasonable detail and in accordance with GAAP, on both a Consolidated and Consolidating basis together with a report describing for each natural gas liquids processing or distribution facility the revenue and expenses (including capital expenditures) relating thereto, the "throughput" figures for such facilities for such calendar month, and a list of the prices, capital expenditures, new material contracts and amendments to existing material contracts relating thereto. For purposes of this Subsection 9(b)(ii), "material contract" shall mean any contract with a term exceeding one year or a value exceeding $1,000,000.

               (iii) Together with delivery of each of the financial statements described in Subsection (i) and (ii) above, a certificate signed by the president or chief financial officer of Borrower in the form of Exhibit G attached hereto,
                                                  ---------
     stating that he or she has read this Agreement and made all other necessary investigations, attesting to the authenticity of such financial statements, showing the calculation of and compliance with the financial covenants contained in this Agreement, and stating that in making the examination and reporting on such financial statements, he or she concluded that there did not exist any condition or event at the end of such Fiscal Year or at the time of such certificate which constituted an Event of Default or an Unmatured Event of Default, or, if such condition or event existed, specifying the nature and period of existence of any such condition or event;

               (iv) Within 30 days after the same are filed, copies of all financial statements, registration statements and regular, periodical or special reports that any Related Person or Restricted Subsidiary may make to, or file with, the Securities and Exchange Commission or any stock exchange;

               (v) Within 30 days, such additional financial and other information as any of the Agent or either of the Lenders may from time to time reasonably request, including without limitation reasonable detail with respect to the information provided on an aggregate basis pursuant to Subsection (ii) above; and

               (vi) On or before December 1 of each year an annual budget for Borrower's operations for the next calendar year.

          (c) Preservation of Existence, Etc.   (i) Borrower shall maintain in
              --------------------------------
full force and effect Borrower's existence as a corporation and its good standing under the laws of the State of Delaware and its right to transact business in the States of Arkansas, Colorado, Kentucky, Tennessee, Texas and West Virginia; and (ii) each Related Person and Restricted Subsidiary shall maintain its good standing under the laws of the state of its formation and its right to transact business in all states where its activities and ownership of assets are such that qualification to transact business is necessary under the laws of such states and failure to so qualify could have a material adverse effect on such Person or on Borrower, or on Borrower's business, property, prospects, assets, operations or condition (financial or otherwise).

          (d) Maintenance of Property .  Borrower shall maintain, preserve,
              ------------------------
protect and keep in good repair and in good working order and condition the Collateral; and each Related Person and Restricted Subsidiary shall maintain all other properties, real or personal, used or useful in its business in good repair and in good working order and condition.

          (e)  Payment of Other Obligations .
               -----------------------------

               (i) Each Related Person and Restricted Subsidiary shall duly and punctually pay and discharge (A) all taxes, assessments and other governmental charges assessed against or imposed upon or with respect to such Person or its properties or assets prior to the date when they shall become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral;
     (B) all charges for labor, materials and supplies which if unpaid might become a lien against any part of the property of such Person unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and (C) all federal and state social security, worker's compensation and similar taxes, payments and contributions for which such Person may be liable, before the same become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and

               (ii) duly and punctually pay all Debt obligations (principal and interest), including without limitation, accounts payable and lease obligations, unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP.

          (f) Insurance.  Each Related Person and Restricted Subsidiary shall
              ----------
keep all of its insurable property, real and personal, adequately insured at all times against fire and against such other risks as are customarily insured against by similar businesses of a comparable size, and fully insure against its employer's and public liability risks in financially sound and reputable insurance companies, all in such amounts and upon such terms and conditions, including deductibles, consistent with industry standards. Each insurance policy covering Collateral shall be endorsed (i) to provide for payment of losses to the Agent, for the benefit of the Lenders, as its interests may appear, (ii) to provide that such policies may not be canceled, reduced or affected in any manner for any reason without fifteen days prior notice to the Agent, (iii) to provide for any other matters specified in any applicable Security Document or which the Lenders or the Agent may reasonably require; (iv) to provide for insurance against fire, casualty and any other hazards normally insured against, in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured, and (v) business interruption insurance in an amount equal to the cost of operating Borrower's business as reasonably determined by Borrower for a six-month period, which may change from time to time depending upon Borrower's costs of operation at the time in question. Each Related Person shall at all times maintain adequate insurance against its liability for injury to persons or property, which insurance shall be by financially sound and reputable insurers. A true and complete list of all currently existing insurance of Borrower has been furnished to the Agent prior to the date hereof. It is understood, and Agent and Lenders agree, that based on existing circumstances Borrower has no obligation to insure inventory.

          (g) Inspection of Property, Books and Records; Confidentiality
              ----------------------------------------------------------
Agreement.  Borrower shall permit the Agent's and any Lender's duly authorized
----------
officers, employees and agents to inspect (and make copies of or abstracts therefrom) the Collateral and the other property, books and records of Borrower and to discuss Borrower's affairs, finances and accounts with Borrower's officers and its independent accountants, and furnish any other data which the Agent or any Lender may reasonably request, all at the expense of Borrower and at any reasonable time and as often as the Agent or any Lender may reasonably request; provided that Borrower shall not be liable for expenses arising out of
         -------- ----
the gross negligence or willful misconduct of the inspecting party; provided,
                                                                    --------
further, that Borrower shall not be required to give access to any party
-------
inspecting the property subject to any of the Mortgages, if such inspecting party refuses or is unwilling or unable to comply with the reasonable safety requirements of Borrower relating to the property to be inspected. Each Lender agrees that, until the occurrence of an Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by any Related Person and Restricted Subsidiary including without limitation any environmental information or reports pertaining to the property subject to the Mortgages, provided, however, that this restriction shall not apply to
           --------  -------
information which (i) has at the time in question entered the public domain,
(ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority,
(iii) is disclosed to such Lender's external auditors, (iv) is disclosed to such Lender's affiliates', agents or attorneys, or (v) is furnished to purchasers or prospective purchasers of participations or other interests in the Loans or the Notes; provided that before making the disclosures described in the immediately preceding clauses (iv) and (v), such Lender shall direct in writing the Persons to whom such proprietary information is to be disclosed to comply with the confidentiality provisions set forth in this Section 9(g). Borrower agrees that if either Lender breaches its confidentiality agreement contained in this
Section 9(g), Borrower's exclusive remedy shall be an action for actual damages and such breach shall not be asserted in any action for payment hereunder or under the Notes or in a foreclosure of any of the Security Documents.

          (h) Notices.  Borrower shall give written notice to the Agent within
              --------
three days after a Responsible Person becomes aware of any of the following:

               (i) Any material adverse change in the business, property, prospects, assets, operations or condition (financial or otherwise), of Borrower, any other Related Person or any Restricted Subsidiary;

               (ii) Any Event of Default or Unmatured  Event of Default;

               (iii) The institution of any litigation or other proceeding before any governmental body or official against any Related Person or any Restricted Subsidiary or any of their respective assets and any developments in any pending litigation or other proceeding before any governmental body or official that could materially affect Borrower, such Related Person or such Restricted Subsidiary, its business, property, prospects, assets, operations or condition (financial or otherwise);

               (iv) Any existing or pending investigation or inquiry by any governmental authority in connection with any applicable Environmental Laws (as such term is defined in the Mortgages);

               (v) The institution of, or material development in, any litigation affecting any of the Collateral, or any other dispute or claim that could have a material adverse effect on any of the Collateral or the calculation of the Borrowing Base;

               (vi) Any fact that causes or may cause the Agent, on behalf of the Lenders, or the Lenders to fail to have a valid, enforceable and perfected first priority lien on or security interest in any of the Collateral, except as expressly permitted by this Agreement or the Security Documents and except as a result of the acts or omissions of the Agent or either Lender; or

               (vii) The shut-down of any natural gas liquids processing facility owned or leased by Borrower for a period of 48 consecutive hours or more or of any planned shut-down of any such facility that is expected to be in effect for a period of 48 consecutive hours or more (notice of any actual shut-down shall be given to Agent within 24 hours after the occurrence thereof and notice of any such planned shut-down shall be given to Agent in advance).

          (i) Compliance with Laws .  Each Related Person and Restricted
              ---------------------
Subsidiary shall comply in all material respects with all applicable laws, statutes, rules and regulations of the United States and of any state or municipality, and of any official, arbitrator or governmental authority, in respect of the conduct of business and ownership of property by such Person.

          (j) Further Assurances .  Borrower shall promptly and, insofar as not
              -------------------
contrary to applicable law, at Borrower's own expense, (i) file and refile in such offices, at such times and as often as may be reasonably necessary, every instrument and every amendment thereto, and take such other action, as may be reasonably necessary or desirable to create, perfect, maintain and preserve all liens and security interests intended to be created by Borrower under the Security Documents in favor of the Agent for the benefit of the Lenders or in favor of the Lenders and to protect and preserve the rights and remedies of the Agent and the Lenders thereunder, (ii) furnish to the Agent evidence reasonably satisfactory to the Agent of all such filings and refilings, (iii) otherwise do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created by the Security Documents as a lien on real property and fixtures and a security interest in personal property and fixtures, and (iv) pay all fees and expenses (including counsel fees) incident to this Agreement and in compliance with this Section. In addition, Borrower covenants and agrees that if all or any part of the Loans become subject to the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as it may be amended from time to time, or other governmental regulation requiring appraisals, surveys or similar requirements as to all or any part of the Collateral, Borrower shall promptly provide the Agent and the Lenders with any appraisals, surveys or other items required to have the Loans be in compliance with all applicable state and federal laws, at its sole cost and expense.

          (k) Current Ratio.  Borrower (excluding Restricted Subsidiaries)
              --------------
shall maintain a Current Ratio of not less than 1.1 to 1.0.

          (l) Funded Debt to Total Capitalization.  Borrower's Funded Debt
              ------------------------------------
(excluding Restricted Subsidiaries) shall not exceed 60% of its Total Capitalization.

          (m) Tangible Net Worth.  Borrower (excluding Restricted Subsidiaries)
              -------------------
shall maintain a Tangible Net Worth equal to or greater than $38,000,000, plus 50 percent of consolidated net income determined in accordance with GAAP and earned by Borrower after September 30, 1996 (but excluding any net losses).

          (n) Fixed Charge Coverage Ratio.  Borrower (excluding Restricted
              ----------------------------
Subsidiaries) shall maintain a Fixed Charge Coverage Ratio, determined as of the end of any month, commencing with the month ending October 31, 1996, calculated on a rolling twelve-month basis, of not less than 1.5.

          (o) Environmental Matters.  No Related Person or Restricted
              ----------------------
Subsidiary shall cause or permit the use or storage of Hazardous Substances or Solid Waste (as such terms are defined in the Mortgages) on, in or in connection with such Persons's properties or disposal of Hazardous Substances or Solid Waste from such Person's properties, except in full compliance with all Environmental Laws (as such term is defined in the Mortgages), or make any use of such Person's properties that results in any requirement that such Person apply for or obtain a permit under RCRA (as such term is defined in the Mortgages) or other Environmental Law for the treatment, storage or disposal of Hazardous Substances or Solid Waste. Borrower covenants and agrees to keep or cause each Related Person's properties to be kept free of any Hazardous Substances or Solid Waste except in full compliance with all Environmental Laws, and, promptly upon the discovery that the presence of any such substance on any of their respective properties is not in full compliance, to remove the same (or if removal is prohibited by law, to take whatever action is required by law) at Borrower's sole expense.

          (p) Additional Title Requirements.
              ------------------------------

              (i) If Borrower's operations, plant or equipment on its Siloam facility are to be expanded beyond the 190-acre area it presently occupies and which is described in the Mortgagee's title insurance policy delivered to the Agent pursuant to Subsection 3(a)(i)(D), Borrower will furnish the Agent with an updated ACTA Form B mortgage title policy (or such other form as is acceptable to the Agent) showing a first lien in favor of the Agent, for the benefit of the Lenders, on such expanded area.

             (ii) Within 45 days after the receipt of FERC approval to the closure of the old Columbia Kenova Plant and the transfer of its site to Borrower, Borrower shall provide Agent with evidence acceptable to Agent that Borrower has marketable title to the Construction Premises as defined in the Demolition Agreement together with an ALTA form B (or other form acceptable to the Agent), mortgagee title insurance or a binder issued by a title insurance company satisfactory to the Agent, insuring or undertaking to insure, in the case of a binder, that the applicable Third Mortgage Amendment creates and constitutes a valid first lien against such collateral in favor of the Agent, subject only to permitted exceptions, with such endorsements and affirmative insurance as the Agent may reasonably request.

          (q) Capital Expenditure Review.   Borrower shall consult with Lenders
              ---------------------------
concerning (i) the details of any single project with estimated capital expenditures in excess of $10,000,000 or (ii) any capital contribution to any Subsidiary in excess of $10,000,000. Not less than 45 days prior to entering into a binding commitment to make such expenditure, Borrower will provide a complete description of the proposed capital expenditure, the economic analysis of the project and the projected impact on Borrower's financial condition and business.

          (r) Consent and Approvals.  After consummation of the Reorganization,
              ---------------------
Borrower shall use reasonable, diligent, business efforts to obtain in a timely fashion (to the extent not obtained prior to the Reorganization) all necessary consents, permissions, and approvals by third parties or governmental authorities in connection with the transfer of the Partnership's assets to Borrower and the transfer of all governmental permits and licenses held by the Partnership in connection with the operation of its business.

  SECTION 10. NEGATIVE COVENANTS.  Until payment in full of the Loans and
              ------------------
termination of all commitments by the Lenders to make Advances hereunder, neither Borrower, any Restricted Subsidiary nor any of the other Related Persons shall, without the prior written consent of the Required Lenders:

          (a) Debt.  Create, incur, assume or permit to exist any Debt, except:
              -----

               (i) The Loans and the Working Capital  Facility;

               (ii) Debt incurred to finance the acquisition or construction by Borrower of one or more projects consistent with Borrower's covenant contained in Section 10(e) hereof and for which recourse is limited to the property included in the project and is non-recourse to Borrower and the Collateral;

               (iii) Obligations under leases, whether capital or operating leases, provided that the obligations payable in any one year do not, in
             -------- ----
     the aggregate, exceed $2,000,000;

               (iv) Debt incurred pursuant to Borrower's, any Restricted Subsidiary's or any Related Person's hedging activities related to such Person's line of business in the futures or commodities market such that
     (A) the liability under open lines of credit to finance futures contracts, commodities and/or option contracts does not exceed $1,000,000 in the aggregate at any one time outstanding, and (B) recourse is limited to Borrower's, any Restricted Subsidiary's or such Related Person's position in futures contracts;

               (v) Current accounts and charges, payable or accrued, incurred in the ordinary course of Borrower's, any Restricted Subsidiary's or any Related Person's business; and

               (vi) Debt incurred by MarkWest Resources, Inc. to Colorado National Bank, a national banking association, for borrowed money.

          (b) Liens .  Create, assume or permit to exist any mortgage, pledge,
              ------
security interest, lien or other encumbrance upon any Restricted Subsidiary's or Related Person's properties or assets, whether now owned or hereafter acquired, real or personal, except:

               (i)  The Security Documents;

               (ii) Liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books;

               (iii) Operator's, mechanic's, workmen's, materialmen's and other like liens arising in the Ordinary Course of Business in respect of obligations not overdue or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books and for which there is no risk of loss of any of the Collateral;

              (iv) Liens or encumbrances, if any, permitted by the Security Documents; and

               (v) Liens securing Debt permitted by  Section 10(a) above.

          (c) Guaranty Obligations.   Assume, guarantee, endorse or otherwise
              ---------------------
become or be contingently liable upon (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment, to supply funds to, or otherwise invest in, a debtor, or otherwise assure a creditor against loss) for the Debt, obligation, undertaking or other liability of any other Person, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of any other Person, except (i) guarantees by Borrower of Debt incurred by MarkWest Resources, Inc. in connection with San Juan and Piceance Basin projects, so long as such guarantees do not exceed $1,000,000 in the aggregate at any one time (copies of each such guarantee shall be provided to Agent within ten days after execution), (ii) the guarantee by Borrower contained in Section 2.5 of the Participation, Ownership and Operating Agreement for West Shore Processing Company, LLC dated May 2, 1996, (iii) the Secured Guarantees dated May 2, 1996 executed by MarkWest Michigan, L.L.C. as Manager of West Shore Processing Company LLC and Basin Pipeline, L.L.C. in favor of Bank of America Illinois, and (iv) endorsements of negotiable instruments for deposit or collection and similar transactions in the ordinary course of its business.

          (d) Loans and Advances.   Make any loans or advances to any Person,
              -------------------
except for (i) accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; (ii) as part payment in the Ordinary Course of Business on its ordinary equipment rental, repair, replacement and operating needs, or (iii) loans and advances to officers and employees of Borrower to the extent and in the amount reflected on in Exhibit J.
---------

          (e) Limitation on Investments and New Businesses.   (i) Make any
              ---------------------------------------------
expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the Ordinary Course of Business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with gas processing and gathering, gas liquids fractionation, gas and gas liquids marketing, MTBE manufacturing, refining and marketing and gasoline blending and oil and gas production, (iii) make any capital contributions to Restricted Subsidiaries in excess of $5,000,000, (iv) make any acquisitions of or capital contributions to or other investments in any Person other than Restricted Subsidiaries unless the following conditions are satisfied: (A) the investment is in a Person engaged in any of the businesses described in (e)(ii) above, and
(B) Agent has received 10 days' advance notice of such investment. Notwithstanding the foregoing, the Related Persons may make (1) investments in open market commercial paper, maturing within 365 days after acquisition thereof, which has a credit rating of at least A-2 or P-2 by either Standard & Poor's Corporation or Moody's Investors Service, Inc., (2) marketable obligations issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America, and (3) demand deposits, time deposits (including certificates of deposit), repurchase agreements, Eurodollar time deposits or bankers' acceptances, maturing in each case within 12 months from the date of deposit thereof, with a domestic office of any Lender.

          (f) Mergers and Consolidations.   Merge or consolidate into or with
              ---------------------------
any Person, or sell, lease, convey, transfer or otherwise dispose of all or a substantial part of its assets to or with any Person, except: (i) a merger or consolidation in connection with the acquisition by Borrower of property or facilities as a result of a stock or equity transaction in the ordinary course of its business and after the consummation of which Borrower is the surviving entity; (ii) a merger or consolidation of any Consolidated Subsidiary of the Borrower with or into the Borrower, provided that the Borrower shall be the
                                    --------
continuing or surviving corporation; in both cases, so long as no Event of Default or Unmatured Event of Default has occurred or is continuing or would be caused by the consummation of such merger or consolidation and Agent shall have received within 10 days after such merger or consolidation a certificate from the chief financial officer or any Vice President of Borrower that Borrower is in compliance with the provisions of this Agreement.

          (g) Location of Inventory.   Borrower shall not store any of its
              ----------------------
products or inventory except at the locations described in Exhibit F hereto
                                                           ---------
without giving the Agent notice of a change within 30 days thereof and the execution of any and all Security Documents the Agent and its counsel deem necessary or desirable to grant a perfected first priority lien in favor of Agent for the benefit of the Lenders in such products or inventory; notwithstanding the foregoing, Borrower shall not, under any circumstances, store any of its products or inventory in a location outside of the United States.

          (h) Burdensome Undertakings.   Undertake, or become contractually
              ------------------------
bound to undertake, any action not in the Ordinary Course of Business that could materially adversely affect Borrower or its business, properties, prospects, assets, operations or condition (financial or otherwise).

          (i) Change in Location of Business.   Move its place of business or
              -------------------------------
chief executive office or the place where Borrower keeps its books and records concerning the Collateral (including, without limitation, the records with respect to its accounts and contract rights), from one state to another without giving the Agent 45 days' prior written notice of the proposed new location thereof.

          (j) Restricted Distributions.   (i) Make any dividends or
              -------------------------
distributions of assets, or (ii) declare or pay any cash or liquidating distribution dividends or (iii) make any other distribution to any of its shareholders, or (iv) redeem, purchase or otherwise acquire any shares of the capital stock of the Borrower, or (v) prepay, purchase or redeem, any subordinated indebtedness of Borrower, or (vi) issue any securities or capital stock or any options, warrants, rights or other agreements to issue any such securities, other than the following:

               (x) Dividends paid in common stock of Borrower;
               (y) As to any Subsidiary of Borrower, the foregoing restrictions of this Section 10(j) shall not apply.

          (k) Disposition of Assets.   Sell, transfer, lease, exchange or
              ----------------------
otherwise dispose of any of its assets, real or personal, except as follows:

               (i) sales, transfers, leases, exchanges or other dispositions of assets by Borrower or any other Related Person or Restricted Subsidiary in the Ordinary Course of Business; and

               (ii) sales, transfers, leases, exchanges or other dispositions of assets by Borrower and the other Related Persons or Restricted Subsidiaries not in the Ordinary Course of Business, so long as such transaction is on fair and reasonable terms and the proceeds from all such transactions do not exceed $250,000 in the aggregate in any calendar year.

          (l) ERISA.   Establish, maintain or contribute to any ERISA Plans or
              ------
incur any obligation to contribute to any "multiemployer plan" as defined in
Section 4001 of ERISA or represent, promise, or contract (in oral or written form) to any current or former employee (individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (as defined in Section 3(1) of ERISA) following retirement or termination of employment.

          (m) Use of Proceeds.   Use any funds from the Loans directly or
              ----------------
indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities.

          (n) Transactions with Affiliates.   Enter into any transaction with
              -----------------------------
any Affiliate, except any transaction that is in the ordinary course of such Person's business and that is upon fair and reasonable terms no less favorable to such Person than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Person.

          (o) Contracts; Take-or-Pay Agreements.   Amend, modify or terminate
              ----------------------------------
the Columbia Contracts in any manner or permit any of them to be amended or modified or any term waived by any party thereto or assign any of its rights thereunder, unless: (x) the Agent and the Lenders have been notified by the Borrower of such proposed amendment, modification or termination, (y) the Lenders had an opportunity to review such proposed amendment, modification or termination, and (z) the Lenders have consented to such amendment, modification or termination, which consent shall not be unreasonably withheld. Enter into any "take-or-pay" contract or other contract which requires it to pay for oil, gas, other hydrocarbons or other minerals prior to taking delivery thereof, provided that Borrower may enter into such contracts so long as the term thereof
--------
does not exceed one year, and provided further that Borrower may enter into such
                              -------- -------
contracts if the products purchased thereunder are needed by the associated facility at the time of delivery thereof. Examples of permitted contracts include (i) futures contracts to hedge (but not speculate) against future changes in prices and (ii) reciprocal exchange agreements or back to back contracts in which Borrower avoids the cost of all or a portion of the cost of transportation of natural gas or natural gas liquids (in this subsection called "gas and liquids") processed by it by exchanging such gas and liquids for gas and liquids processed by others which are closer in location to Borrower's ultimate purchaser. Examples of prohibited contracts include: (1) essentially speculative contracts entered into primarily in hopes of benefitting from price changes and (i) providing for the purchase of gas and liquids not covered by a back to back contract permitting an exchange or sale thereof within 180 days after the date of purchase or (ii) providing for the purchase of gas and liquids that will not be consumed in Borrower's operations within 180 days after the purchase thereof; and (2) contracts for the future sale or purchase of gas or liquids that are not for the purpose of facilitating the ultimate sale of gas or liquids owned, distributed or processed by Borrower. Notwithstanding the foregoing provisions of this section, Borrower may enter into speculative contracts not related to Borrower's operations primarily in hopes of benefitting from price changes so long as the aggregate liability (including contingent or potential liability) and costs of Borrower thereunder do not exceed $1,250,000 at any time.

          (p) Amendments to Organizational Documents.   Amend the articles and
              ---------------------------------------
by laws of Borrower or any other organizational document of any Related Person or Restricted Subsidiary.

     SECTION 11.  EVENTS OF DEFAULT.  The occurrence of any of the following
                  -----------------
shall constitute an event of default ("Event of Default") hereunder:
                                       ----------------

          (a) Non-Payment.   Failure by Borrower to (i) pay any installment of
              ------------
principal of, or interest on, the Notes, any fees or other amounts payable hereunder or under the Notes or any of the Security Documents within three Business Days after its due date, or (ii) comply with the provisions of Section 5 within the 30-day period set forth therein.

          (b) Certain Defaults.   Failure by Borrower to perform or observe any
              -----------------
term, covenant, agreement, condition or provision contained in any of Sections 2(a)(ii), 9(c)(ii), (g), (h), (k), (l), (m) or (n), or Sections 10(a) through
(p), inclusive.

          (c) Other Defaults.   Failure by Borrower to perform or observe any
              ---------------
other covenant, agreement, condition or provision contained in this Agreement or in the Notes (which covenant, agreement, condition or provision is not included in Subsection 11(a) or (b)), and such failure continues unremedied for a period of 30 days.

          (d) Representation or Warranty.   Any representation or warranty of
              ---------------------------
the Borrower, whether contained in this Agreement or in any certificate or other writing required or contemplated by this Agreement or in the Security Agreement, or any representation or warranty of any party to a Covenant Agreement shall be false or misleading in any material respect as of the date made or deemed made.

          (e)  Security Documents.
               -------------------

               (i) Occurrence of any of the events of default defined in any of the Security Documents.

               (ii) Any of the Security Documents shall for any reason (other than pursuant to the terms thereof or as a direct result of any act or omission of Lenders or Agent) cease to create a valid security interest in the collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority lien and security interest, subject only to those matters expressly permitted by
     Section 10(b) hereof or by the applicable Security Document.

               (iii) Failure by Borrower to perform or observe any term, covenant, agreement, condition or provision contained in the Security Agreement.

          (f) Judgments.   Any money judgment, writ or warrant of attachment, or
              ----------
similar process in an amount of $250,000 (in the aggregate) or more shall be entered or filed against any Related Person or Restricted Subsidiary or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 30 calendar days, or in any event later than five calendar days prior to the date of any proposed sale thereunder.

          (g) Insolvency.   Any Related Person or Restricted Subsidiary shall
              -----------
become insolvent, admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee otherwise shall be appointed and shall not be discharged within 30 calendar days after such appointment.

          (h) Bankruptcy, Etc..  Bankruptcy, insolvency, reorganization or
              -----------------
liquidation proceedings or other proceedings for relief under any bankruptcy law or any other law for the relief of debtors shall be instituted by or against any Related Person or Restricted Subsidiary (except for an involuntary petition against any Related Person or Restricted Subsidiary, which shall not constitute an Event of Default if such petition is vacated or dismissed within 15 Business Days after the filing thereof), or any order, judgment or decree shall be entered against any Related Person or Restricted Subsidiary decreeing its dissolution or division.

          (i) Cross-Default.  Any event of default shall occur as to any other
              --------------
agreement now or hereafter existing relating to extensions of credit to any Related Person or Restricted Subsidiary by the Lenders or any of them, including without limitation the Working Capital Facility, or by any third party, including without limitation, any extensions of credit to MW Michigan, Inc. or its Subsidiaries, or any event which with the passage of time or giving of notice, or both, would permit the holder or holders of such indebtedness to cause such indebtedness to be declared to be due and payable prior to its stated maturity.

          (j) ERISA.  An employee benefit plan that is intended to be qualified
              ------
under the Code shall lose its qualification, and the loss can reasonably be expected to impose on the Controlled Group liability (for additional taxes to Plan participants, or otherwise) in the aggregate amount of $250,000 or more; any member of the Controlled Group engages in or becomes liable for a non-exempt prohibited transaction and the initial tax or additional tax under Section 4975 of the Code might reasonably be expected to exceed $100,000; a violation of
Section 404 or 405 of ERISA or Section 401(a)(2) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; any member of the Controlled Group is assessed a tax under Section 4980B of the Code or is liable for failure to comply with the Section 4980B notice and continuation coverage requirements that can be reasonably expected to result in liability to the Controlled Group in excess of $250,000; any member of the Controlled Group is assessed a penalty under Section 502(c)(2) of ERISA or
Section 6652(e) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; or any combination of the foregoing events that involves potential liability in excess of $250,000.

          (k) Loan Documents.  This Agreement, the Notes, any of the other Loan
              ---------------
Documents shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, except as a direct result of the acts or omissions of the Agent or the Lenders.

          (l) Material Adverse Change.  Any material adverse change occurs in
              ------------------------
Borrower's financial condition or business or operations (including, without limitation, any material adverse change caused by Borrower becoming subject to any statute, regulation or order of any governmental authority after the date hereof).

          (m) Change in Control.   John M. Fox and the members of his immediate
              ------------------
family cease to own collectively at least twenty-five percent (25%) of the issued and outstanding voting stock of Borrower.

          (n) Columbia Contracts.   Any of the Columbia Contracts shall cease to
              -------------------
be in full force and effect for any reason except in conformity with Section 10(o) hereof.

          (o) Regulatory Change.   There shall be any legislative action by any
              ------------------
local, state or federal agency or other governmental entity resulting in any regulatory control of Borrower's operations, the result of which has or could have, in Lenders' reasonable opinion, a significant financial impact on, or control of, its financial condition.

  SECTION 12. REMEDIES.
              --------

          (a) Automatic Acceleration of Loan.   Upon the occurrence of any Event
              -------------------------------
of Default specified in Section 11(g) or (h), the obligation of the Lenders to make Advances under the Loans shall automatically terminate and the unpaid principal amount of the Loans and all interest and other amounts payable hereunder, under the Notes or any of the Security Documents, shall automatically become due and payable without further act of the Agent or the Lenders.

          (b) Optional Acceleration of Loan.   Upon the occurrence of any Event
              ------------------------------
of Default (other than those specified in Section 12(a) above), the Agent, at the direction of Lenders whose Loan Shares aggregate 66-2/3 percent, may, from time to time, do any or all of the following:

               (i) Declare all or any part of the Loans to be forthwith due and payable, together with all accrued and unpaid interest thereon and all other amounts payable hereunder or under any of the other Loan Documents, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower;

               (ii) Declare the Commitments terminated;

               (iii) With respect to any and all contingent, unmatured or unliquidated obligations of Borrower hereunder, declare and require that cash in an amount equal to the aggregate outstanding amount of all such obligations be immediately paid over, pledged and delivered to the Agent on behalf of the Lenders to be held as cash collateral for such obligations; and

               (iv) Proceed with every remedy provided for herein or in the Notes, the Security Documents or any contract, agreement or undertaking supplemental hereto and the Lenders shall have, without limitation, all of the rights of a secured party under the Uniform Commercial Codes as then in effect with respect to any security then held for the Loans.

     The enforcement of any rights of the Agent and the Lenders as to the security for the Loans shall not affect the rights of the Agent or the Lenders to enforce payment of the Loans against Borrower and to recover judgment against Borrower for any portion thereof remaining unpaid.

          (c) Setoff.  Upon the occurrence of any Event of Default, each Lender
              -------
shall have the right at any time and from time to time, without prior notice to Borrower (which notice is hereby waived by Borrower to the fullest extent permitted by law), to setoff and apply any debt owing to Borrower by such Lender, including without limitation, any deposits (general or special, time or demand, provisional or final) now or hereafter maintained by Borrower with such Lender, against any and all obligations of Borrower now or hereafter existing under this Agreement or any of the other Loan Documents, although such obligations may be contingent or unmatured, and for such purpose Borrower hereby grants a security interest in and assigns to each Lender all such deposit accounts.

  SECTION 13. THE AGENT.
              ---------

          (a) Appointment.  Each Lender hereby irrevocably designates and
              ------------
appoints Norwest as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Norwest as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          (b) Delegation of Duties.  The Agent may execute any of its duties
              ---------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          (c) Exculpatory Provisions.  Neither the Agent nor any of its
              -----------------------
officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action
lawfully taken or omitted to be taken by it or such Person or entity under or in connection with this Agreement or any other Loan Document (except for its or such Person's or entity's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any representative thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          (d) Reliance by Agent.  The Agent shall be entitled to rely, and
              ------------------
shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

          (e) Notice of Default.  The Agent shall not be deemed to have
              ------------------
knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.

          (f) Non-Reliance on Agent and Other Lenders.  Each Lender expressly
              ----------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          (g) Indemnification.   The Lenders agree to indemnify the Agent in its
              ----------------
capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their original Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no
                                                            --------
Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

          (h) Agent and Lenders in Their Individual Capacity.  Each of the
              -----------------------------------------------
Agent, the Lenders and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though such Person was not the Agent and/or a Lender, as the case may be, hereunder and under the other Loan Documents. With respect to Advances made by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

          (i) Successor Agent.  The Agent may resign as Agent upon 10 days'
              ----------------
notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes, other than to give notice of the appointment of such successor agent to Borrower. Borrower is entitled to rely upon the existing Agent until Borrower has received notice of the appointment of a successor agent. After any retiring Agent's resignation as Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          (j) Agent's Fee.  To compensate Agent for performing its duties under
              ------------
the Loan Documents and for expenses incurred by Agent in connection with such performance, Borrower shall pay to Agent an agent's fee in an amount mutually agreed upon by Borrower and Agent.

          (k) Borrower Entitled to Rely on Agent.  Borrower shall be entitled
              -----------------------------------
to rely upon the Agent's written  actions and representations.

 SECTION 14.  MISCELLANEOUS.
              -------------

          (a) No Waiver; Cumulative Remedies.  No delay on the part of the
              -------------------------------
Agent or any Lender in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any right, power, privilege, or remedy hereunder preclude any other or further exercise of such right, power, privilege, or remedy hereunder or the exercise of any other right, power or privilege or remedy. The rights and remedies of the Agent and the Lenders contained herein are cumulative and not exclusive of any right or remedy which the Agent and the Lenders shall otherwise have pursuant to the Security Documents, the Notes or applicable law. The obligations of Borrower contained herein are cumulative, and compliance by Borrower with any covenant shall not excuse compliance by Borrower with any other covenant.

          (b) Notices.  All notices given hereunder shall be in writing, shall
              --------
be given by certified mail, return receipt requested, overnight courier service, telecopy, facsimile or copy delivered by hand, and, (i) if mailed, shall be deemed received three Business Days after having been deposited in a receptacle for United States mail, postage prepaid, (ii) if delivered by overnight air courier service, shall be deemed received one Business Day after having been deposited with such overnight air courier service, postage prepaid, and (iii) if delivered by telex, telecopy or hand delivery, shall be deemed received on the day the notice is sent, in each case addressed as follows:

               If to Borrower, to:

               MarkWest Hydrocarbon, Inc.
               5613 DTC Parkway, Suite 400
               Englewood, Colorado  80111
               Attention:  Finance Department
               Fax. No.: (303) 290-8769

               If to the Lenders, to:

               Norwest Bank Colorado, National Association
               1740 Broadway
               Denver, Colorado  80274-8699
               Attention:  Energy and Minerals Group
               Fax. No.: (303) 863-5196

               First American National Bank
               6000 Poplar Avenue
               Memphis, TN  38119
               Attention:  National Accounts
               Fax. No.: (901) 762-5665

               N M Rothschild and Sons Limited
               New Court, St. Swithin's Lane
               London, England EC4 P 4DU
               Fax No.: 071-280-5139

               With a copy to:

               Rothschild Denver Inc.
               3020 Republic Plaza
               370 Seventeenth Street
               Denver, Colorado  80202
               Fax No.:  (303) 607-0998

               The First National Bank of Chicago
               One First National Plaza
               Mail Suite 0363
               Chicago, IL 60670
               Attention: William J. Clifford, Jr.
               Fax No.: (312) 732-3055

               If to the Agent, to:

               Norwest Bank Colorado, National Association
               1740 Broadway
               Denver, Colorado  80274-8699
               Attention:  Energy and Minerals Group
               Fax. No.: (303) 863-5196

Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.

          (c) Counterpart Execution.   This Agreement may be executed in any
              ----------------------
number of counterparts which together will be but one and the same instrument. This Agreement shall become effective whenever each party shall have signed at least one counterpart.

          (d) Governing Law; Entire Agreement.   THIS AGREEMENT AND THE NOTES
              --------------------------------
SHALL BE DEEMED TO BE CONTRACTS UNDER THE LAWS OF COLORADO AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE. Such documents and any other Loan Documents, together with the Security Documents, constitute and incorporate the entire agreement between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof, and supersede and cancel any prior or contemporaneous agreements, verbal or written, between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof.

          (e) Amendments and Waivers.   No waiver of any provision of this
              -----------------------
Agreement, the Notes, or any of the Security Documents, and no consent with respect to any departure by Borrower therefrom or by the respective parties to the Covenant Agreements, shall be effective unless the same shall be in writing and signed by the Agent, at the direction of the Required Lenders. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. All consents, waivers and other action to be taken by the Lenders hereunder shall only be taken upon approval of the Required Lenders. Any waiver shall be effective only in the specific instance and for the specific purpose for which given. Any consent or approval contemplated herein by , the Required Lenders or the Lenders may be granted or withheld in the sole discretion of such Persons.

          (f) Costs, Expenses and Indemnity.  Borrower shall reimburse and pay
              ------------------------------
the Agent, the Issuer and the Lenders for all fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses, the costs of the Agent's inspection of the Collateral and the costs and expenses of title or lien searches and filing and recording fees and expenses), reasonably incurred or expended in connection with (i) the preparation, execution and delivery of this Agreement, the Notes and the other Loan Documents, (ii) the enforcement of this Agreement, the Notes and the other Loan Documents and any amendments, waivers or modifications of such documents, (iii) the breach by Borrower of any representation or warranty contained in this Agreement, the Security Documents or any other Loan Document, (iv) the failure by Borrower to perform any agreement, covenant, condition, indemnity or obligation contained in this Agreement, the Security Documents or any other Loan Document, (v) the Agent's or the Lenders' exercise of any of their rights and remedies under this Agreement, the Security Documents and the other Loan Documents, or (vi) the protection of the Collateral and the liens thereon and security interests therein. Borrower shall indemnify, defend and hold harmless the Agent, the Issuer and each Lender and persons or entities owned or controlled by or affiliated with such Persons and their respective directors, officers, shareholders, partners, employees, consultants and agents (herein individually called an "Indemnified Party," and
                                                       -----------------
collectively called "Indemnified Parties") from and against, and reimburse and
                     -------------------
pay Indemnified Parties with respect to, any and all claims, demands, liabilities, losses, damages (including, without limitation, actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses), of any and every kind or character, known or unknown, fixed or contingent, that may be imposed upon, asserted against or incurred or paid by or on behalf of any Indemnified Party on account of, in connection with, or arising out of (a) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (b) any act performed or omitted to be performed hereunder or the breach of or failure to perform any warranty, representation, indemnity, covenant, agreement or condition contained in this Agreement, the Security Documents or any other Loan Documents, (c) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with this Agreement, the Security Documents or any other Loan Documents, and (d) subject to the exceptions and limitations contained in the Mortgages, the violation of or failure to comply with any statute, law, rule, regulation or order now existing or hereafter occurring, including without limitation, "Environmental Laws" (as defined in the Mortgages) and statutes, laws, rules, regulations and orders relating to "Hazardous Substances" (as defined in the Mortgages). The foregoing indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that or another Indemnified Party or a successful suit by Borrower against such Indemnified Party. If Borrower and the Indemnified Party are jointly named in any action covered by this Section 13, the Indemnified Party shall cooperate in the defense of such action to the extent its own rights or defenses are not compromised thereby. Subject to the exceptions and limitations contained in the

Mortgages, the foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Agreement or the Security Documents, but shall survive such release, foreclosure or termination and the repayment of the Loans. Any amount to be paid hereunder by Borrower to the Agent, the Issuer or any Lender or for which Borrower has indemnified an Indemnified Party shall be a demand obligation owing by Borrower to the Agent, the Issuer or such Lender and shall bear interest at the Late Payment Rate until paid, and shall constitute a part of the Loans and be indebtedness secured by the Security Documents.

          (g) Inconsistent Provisions; Severability.   In case of any
              --------------------------------------
irreconcilable conflict between the provisions of this Agreement and those of the Security Documents and the Notes, the provisions of this Agreement shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

          (h) Incorporation of Exhibits and Schedules.   All Exhibits and
              ----------------------------------------
Schedules attached to this Agreement are a part hereof and are incorporated herein for all purposes.

          (i) Amendment of Defined Instruments.   Unless the context otherwise
              ---------------------------------
requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension or modification.

          (j) References and Titles.   All references in this Agreement to
              ----------------------
Exhibits, Schedules, Sections and Subsections and other subdivisions refer to the Exhibits, Schedules, Sections and Subsections and other subdivisions of this Agreement unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

          (k) Calculations and Determinations.   Unless otherwise expressly
              --------------------------------
provided herein or unless the Lenders otherwise consent, all financial statements and reports furnished to the Agent or the Lenders hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

          (l) Usury.   It is not intended hereby to charge interest at a rate in
              ------
excess of the maximum rate of interest that the Agent and the Lenders may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rates provided for herein shall be adjusted to the maximum permitted under applicable law during the period or periods that any of the interest rates otherwise provided herein would exceed such rate and any excess amount applied at the Lenders' option to reduce the outstanding principal balance of the Loans or to be returned to Borrower.

          (m) Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT
              ---------------------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (n) Successors and Assigns.  This Agreement shall be binding upon and
              -----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or obligations hereunder without the Agent's, the Issuer's and each of the Lenders' prior written consent. The Notes, this Agreement and any other Loan Document may be endorsed, assigned, or transferred in whole or in part by any Lender, and any subsequent holder and assignee of same shall succeed to and be possessed of the rights of such Lender under such documents to the extent transferred and assigned; provided however, that such endorsement, assignment or
                          -------- -------
transfer shall not be binding upon Borrower until Borrower has received written notice of such endorsement, assignment or transfer.

          (o) Term of Agreement.  Except as set forth in Section 14(f), this
              ------------------
Agreement shall continue in full force and effect so long as any indebtedness or other obligation of Borrower to the Lenders remains unpaid or outstanding or Borrower has any right to Advances hereunder.

          (p) Jurisdiction.  At the option of the Agent or the Lenders, an
              -------------
action may be brought to enforce this Agreement in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          (q) Assignment.  Norwest, First American and Rothschild hereby assign
              ----------
and transfer to First Chicago, without any warranties either express or implied, a sufficient part of all their rights, title and interest in, to and under the Existing Revolver Agreement, the Loans, the Revolver Notes and all other Loan Documents, so that all such rights shall be owned and held by Lenders on the date hereof in the following percentages:

                         Norwest         25%
                         First American  25%
                         Rothschild      25%
                         First Chicago   25%

     EXECUTED to be effective as of the day and year first above written.

                             MARKWEST HYDROCARBON, INC.



                             By:
                                -------------------------------------
                                  John M. Fox,
                                  President

                             By:
                                -------------------------------------
                                  Rita E. Harvey,
                                  Director of Finance and Treasurer

                             NORWEST BANK COLORADO,
                               NATIONAL ASSOCIATION,
                               individually and as Agent



                             By:
                                --------------------------------
                                  Thomas M. Foncannon,
                                  Vice President

                             FIRST AMERICAN NATIONAL BANK



                             By:
                                --------------------------------
                                  David C. May,
                                  Executive Vice President

                             N M ROTHSCHILD AND SONS LIMITED,
                              a company organized and existing under
                              the laws of England



By:___________________________  By:______________________________
Name: ________________________  Name: ___________________________
Title: _______________________  Title: __________________________


                                THE FIRST NATIONAL BANK OF CHICAGO



                                By:______________________________
                                Name: ___________________________
                                Title: __________________________

                                  Exhibit A-1
                                  -----------

                                    FORM OF
                            SUBSTITUTE REVOLVER NOTE
                            ------------------------


$10,000,000.00                                              Denver, Colorado
                                                            October __, 1996

  MARKWEST HYDROCARBON, INC., a Delaware corporation ("Borrower"), the successor
                                                       --------
to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the

"Partnership"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
------------
80111, for value received, hereby promises to pay to the order of Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association ("Lender"), on or before June 30,
                                               ------
2002, the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Amended and Restated Loan Agreement of even date herewith, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank, N M Rothschild and Sons Limited and [First Chicago NBD] (the "Loan Agreement"),
                                                            --------------
together with interest on the outstanding unpaid principal amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

  This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in substitution, replacement and rearrangement, but not in extinguishment or discharge, of the Replacement Revolver Note dated September 8, 1995, as amended by the First Allonge to Replacement Revolver Note dated as of May 31, 1996, in connection with the assumption by Borrower of all of the obligations and business of the Partnership and the assignment by Norwest, First American and Rothschild to First Chicago of a portion of their interests in the Loans. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it may be amended from time to time.

  As of June 30, 1998, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1998, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2002.

                                     A-1-1

  Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing October 31, 1996 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

  Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

  It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

  This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

  Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that the
                                                   -----------------
failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

  If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

                                     A-1-2

  Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

  If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

  No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

  Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

  At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

  THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                             MARKWEST HYDROCARBON, INC.



                             By:
                                  ---------------------------------------
                                     John M. Fox, President

                             By:
                                  ---------------------------------------


                                     A-1-3

                                     Rita E. Harvey, Director of Finance
                                          and Treasurer

                                     A-1-4

                                  Exhibit A-2
                                  -----------

                                    FORM OF
                            SUBSTITUTE REVOLVER NOTE
                            ------------------------


$10,000,000.00                                              Denver, Colorado
                                                            October __, 1996

  MARKWEST HYDROCARBON, INC., a Delaware corporation ("Borrower"), the successor
                                                       --------
to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the

"Partnership"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
------------
80111, for value received, hereby promises to pay to the order of First American National Bank, a national banking association ("Lender"), on or before June 30,
                                                ------
2002, the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Amended and Restated Loan Agreement of even date herewith, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank, N M Rothschild and Sons Limited and [First Chicago NBD] (the "Loan Agreement"),
                                                            --------------
together with interest on the outstanding unpaid principal amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

  This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in substitution, replacement and rearrangement, but not in extinguishment or discharge, of the Replacement Revolver Note dated September 8, 1995, as amended by the First Allonge to Replacement Revolver Note dated as of May 31, 1996, in connection with the assumption by Borrower of all of the obligations and business of the Partnership and the assignment by Norwest, First American and Rothschild to First Chicago of a portion of their interests in the Loans. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it may be amended from time to time.

  As of June 30, 1998, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1998, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2002.
                                     A-2-1

  Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing October 31, 1996 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

  Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

  It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

  This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

  Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that the
                                                   -----------------
failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

  If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

                                     A-2-2

  Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

  If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

  No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

  Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

  At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

  THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                 MARKWEST HYDROCARBON, INC.



                                 By:_______________________________
                                    John M. Fox, President

                                 By:_______________________________

                                     A-2-3

                                    Rita E. Harvey, Director of Finance
                                        and Treasurer

                                     A-2-4

                                  Exhibit A-3
                                  -----------

                                    FORM OF
                            SUBSTITUTE REVOLVER NOTE
                            ------------------------


$10,000,000.00                                              Denver, Colorado
                                                            October __, 1996

  MARKWEST HYDROCARBON, INC., a Delaware corporation ("Borrower"), the successor
                                                       --------
to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the "Partnership"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
------------
80111, for value received, hereby promises to pay to the order of NM Rothschild and Sons Limited, a company organized under the laws of England ("Lender"), on
                                                                  ------
or before June 30, 2002, the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Amended and Restated Loan Agreement of even date herewith, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank, N M Rothschild and Sons Limited and [First Chicago NBD] (the "Loan Agreement"), together with interest on the outstanding unpaid
      --------------
principal amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

  This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in substitution, replacement and rearrangement, but not in extinguishment or discharge, of the Replacement Revolver Note dated September 8, 1995, as amended by the First Allonge to Replacement Revolver Note dated as of May 31, 1996, in connection with the assumption by Borrower of all of the obligations and business of the Partnership and the assignment by Norwest, First American and Rothschild to First Chicago of a portion of their interests in the Loans. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it may be amended from time to time.

  As of June 30, 1998, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1998, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2002.
                                     A-3-1

  Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing October 31, 1996 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

  Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

  It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

  This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

  Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that the
                                                   -----------------
failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

  If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

                                     A-3-2

  Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

  If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

  No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

  Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

  At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

  THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                 MARKWEST HYDROCARBON, INC.



                                 By:____________________________
                                      John M. Fox, President

                                 By:____________________________


                                     A-3-3

                                    Rita E. Harvey, Director of Finance
                                         and Treasurer

                                     A-3-4

                                  Exhibit A-4
                                  -----------

                                    FORM OF
                            SUBSTITUTE REVOLVER NOTE
                            ------------------------


$10,000,000.00                                              Denver, Colorado
                                                            October __, 1996

  MARKWEST HYDROCARBON, INC., a Delaware corporation ("Borrower"), the successor
                                                       --------
to MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership (the "Partnership"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
------------
80111, for value received, hereby promises to pay to the order of [First Chicago], a national banking association ("Lender"), on or before June 30, 2002,
                                           ------
the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Amended and Restated Loan Agreement of even date herewith, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank, N M Rothschild and Sons Limited and [First Chicago NBD] (the "Loan Agreement"),
                                                          --------------
together with interest on the outstanding unpaid principal amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

  This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in substitution, replacement and rearrangement, but not in extinguishment or discharge, of the Replacement Revolver Note dated September 8, 1995, as amended by the First Allonge to Replacement Revolver Note dated as of May 31, 1996, in connection with the assumption by Borrower of all of the obligations and business of the Parntership and the assignment by Norwest, First American and Rothschild to First Chicago of a portion of their interests in the Loans. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it may be amended from time to time.

  As of June 30, 1998, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1998, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2002.

                                     A-4-1

  Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing October 31, 1996 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

  Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

  It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

  This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

  Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that the
                                                   -----------------
failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

  If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

                                     A-4-2

  Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

  If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

  No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

  Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

  At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

  THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                MARKWEST HYDROCARBON, INC.



                                By:__________________________________
                                      John M. Fox, President

                                By:__________________________________

                                     A-4-3

                                    Rita E. Harvey, Director of Finance
                                        and Treasurer


                                     A-4-4

                                   Exhibit B
                                   ---------

                           MARKWEST HYDROCARBON, INC.

                         REQUEST FOR ADVANCE UNDER THE
                         -----------------------------
                                 REVOLVER LOAN
                                 -------------


  Reference is made to that certain Amended and Restated Loan Agreement dated as of October __, 1996 (as from time to time amended, the "Agreement"), among
                                                        ---------
MarkWest Hydrocarbon, Inc. ("Borrower"), Norwest Bank Colorado, National
                             --------
Association, individually and as agent, and First American National Bank, N M Rothschild and Sons Limited and [First Chicago NBD] (collectively, the "Lenders"). Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement. Pursuant to the terms of the Agreement, Borrower hereby requests the Lenders to make an advance to Borrower under the Agreement as follows:

  1. Date of Advance. The requested date of the proposed Advance is ______________, 19__, which is a Business Day.


  2.    Details of Advance.
        ------------------

        (a) Amounts of Advance. The requested aggregate amount of the proposed Advance is $______________.

        (b) Type of Advance and Interest Period. The requested type of Loan and Interest Period (if applicable) for the proposed Advance is (check (A) or (B) as applicable):

             [ ]    (A)      A LIBOR Rate Loan for an Interest Period of
(check one, as applicable):


                     [  ]  One month

                     [  ]  Two months

                     [  ]  Three months

                     [  ]  Six months

            [  ]     (B)  A Base Rate Loan.

  Borrower and the officer of Borrower signing this instrument hereby certify that:

  (a) Such officer is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto.

  (b) The representations and warranties of Borrower set forth in Section 8 of the Agreement and in the Security Documents are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof.

  (c) Borrower has performed or observed all terms, agreements, conditions and obligations in the Agreement and under the Security Documents required to be performed or observed by Borrower on or prior to the date hereof (except those waived in writing by the Lenders), and each of the conditions precedent to Advances contained in the Agreement remains satisfied in all respects.

  (d) No Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from the making of the requested Advance. Borrower will use the advance hereby requested in compliance with the Agreement.

  IN WITNESS WHEREOF, this instrument is executed as of _________, 199_.

                                    MARKWEST HYDROCARBON, INC.



                                 By:___________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                   Exhibit D
                                   ---------

                                   LITIGATION
                                   ----------


1.   Alloyd Insulation Company Inc. v. MarkWest Hydrocarbon Partners, Ltd. d/b/a
     ---------------------------------------------------------------------------
     MarkWest Hydrocarbon Partners, a Limited Partnership, Civil Action No. 96-
     ----------------------------------------------------
     C-214, Circuit Court of Wayne County, West Virginia, relating to a mechanic's lien filed by a subcontractor on the Kenova Plant in an amount of approximately $111,500 in connection with a dispute between Alloyd Insulation Company Inc. and the general contractor and/or subcontractors on the plant.

                                   Exhibit E
                                   ---------

                            SUBSIDIARIES OF BORROWER
                            ------------------------


          MW Michigan, Inc.
          MarkWest Resources, Inc.

                                   Exhibit F
                                   ---------

                        LOCATION OF BORROWER'S INVENTORY
                        --------------------------------
                               at October 1, 996


          MarkWest Hydrocarbon      (Siloam plant)
          U.S. Route 23
          P.O. Box 575
          South Shore, Kentucky  41175

          MarkWest Hydrocarbon
          West Memphis LPG Terminal
          1282 South Eighth Street
          P.O. Box 367
          West Memphis, Arkansas  72302

          MarkWest Hydrocarbon
          Church Hill LPG Terminal
          Church Hill, Tennessee

          38-mile pipeline from Kenova, West Virginia to
               South Shore, Kentucky

          Mapco/Hutchinson, Kansas      (a.k.a. Conway)

          Mount Belvieu, Texas

          Hattiesburg, Mississippi

                                   Exhibit G
                                   ---------

                          MARKWEST HYDROCARBON, INC.

                            COMPLIANCE CERTIFICATE
                            ----------------------
                                (REVOLVER LOAN)

                (Capitalized terms not otherwise defined herein
                  shall have the meaning assigned to them in
                              the Loan Agreement)

The undersigned officer of MARKWEST HYDROCARBON, INC., ("Borrower") pursuant to
                                                         --------
Section 9(b)(iii) of the Amended and Restated Loan Agreement dated as of October
                         -----------------------------------
__, 1996 (the "Loan Agreement") among Borrower, Norwest Bank Colorado, National Association, individually and as agent, and First American National Bank, N M Rothschild and Sons, Limited and [First Chicago NBD], hereby certifies as follows:

Computations showing compliance as of _________, 199_ with:

     All computations exclude Restricted Subsidiaries.
                      -------

1.  SECTION 9(k):  CURRENT RATIO

    (a)   Current assets                        $________
    (b)   Current liabilities                   $________
    (c)   Actual ratio                                      _______________
    (d)   Minimum per agreement                             1.1 to 1.0

2.  SECTION 9(l):  RATIO OF FUNDED DEBT TO TOTAL
    CAPITALIZATION

    (a)   Funded Debt (including Guarantees)    $________
    (b)   Guarantees                            $________
    (c)   Stockholders' equity                  $________
    (d)   Total capitalization                  $________
          (a)  +  (c)
    (e)   Actual ratio                                      _______________%
    (f)   Maximum per agreement                                          60%

3.   SECTION 9(m):  TANGIBLE NET WORTH

     (a)  $38,000,000 PLUS                       $________
     (b)  50% of consolidated net                $________
          income earned by Borrower
          after September 30, 1996
          (excluding net losses)
     (c)  Required:  (a)  +  (b)                                 $______________
     (d)  Actual                                                 $______________

4.   SECTION 9(n):  FIXED COVERAGE RATIO, AS OF THE END
     OF ANY MONTH COMMENCING WITH THE MONTH
     ENDING OCTOBER 31, 1996, CALCULATED ON A
     ROLLING TWELVE MONTH BASIS

     (a)  Cash flow from operations              $________
          DIVIDED BY
     (b)  Debt (Interest  +  Principal)          $________
          included in (a) (& required
          to be repaid)  EQUALS
     (c)  Actual ratio                                            ______________
     (d)  Minimum per agreement                                              1.5

5. The undersigned hereby certifies to the authenticity of the financial statements and that the attached financial statements present fairly the financial condition of Borrower as of the date hereof to the best of his/her knowledge and belief after due inquiry.

6. The undersigned has read the covenants and conditions of the Loan Agreement; this Certificate is based upon an examination of the Loan Agreement and of the accounts and other pertinent records of Borrower.

7. In the opinion of the undersigned, he/she has made such examination and investigations as is necessary to enable him/her to express an informed opinion as to whether or not the covenants and conditions of the Loan Agreement have been complied with, and, to the best of his/her knowledge:
     (check either (a) or (b))

     (  )  (a)  There exists no Unmatured Event of Default or Event of Default on the date hereof.

     (  )  (b)  There exists no Unmatured Event of Default or Event of
                Default on the date hereof except for the following matters:
                (Describe all such matters,
               specifying the nature, duration and status thereof and what action Borrower has taken or proposes to take with respect thereto).

                                                  BORROWER:

                                                  MARKWEST HYDROCARBON, INC.



                                                      By:______________________
                                                         Name:_________________
                                                         Title:________________
                                                         Date:_________________

                                   Exhibit H
                                   ---------

             SCHEDULE OF NOTES RECEIVABLE FROM OFFICERS, EMPLOYEES
             -----------------------------------------------------
                              at October 7, 1996


          Officers and Directors:
               John Fox                          $         -
               Brian O'Neill                     $         -
               Art Denney                        $         -
               Bob Garvin                        $     6,056.62
               Rita Harvey                       $    19,381.49


          Employees:
               William Adkins, Jr.               $    20,466.59
               Dan Brown                         $    17,352.87
               Kathy Holland                     $    27,942.80
               Michael LaRue                     $    97,474.06
               Dan O'Meara                       $    37,169.59
               Henry Nickel                      $    15,041.22
               Randy Nickerson                   $    54,907.81
               Fred Shato                        $            -
               Ronald Smith                      $    10,258.58
               Warren Warner                     $    56,452.74
                                                 ______________
                                                 $   362,504.37
                                                 ==============

                                   Exhibit I
                                   ---------

                           MARKWEST HYDROCARBON, INC.
                       Notice of Conversion/Continuation

To Norwest Bank Colorado, National Association:

This Notice of Conversion/Continuation is given pursuant to Section 2(a)(ii) of that certain Amended and Restated Loan Agreement, dated as of October __, 1996 as the same may have been amended to the date hereof (the "Loan Agreement"), between MarkWest Hydrocarbon, Inc. ("Borrower"), Norwest Bank Colorado, National Association ("Norwest"), First American National Bank ("First American"), N M Rothschild and Sons Limited ("Rothschild") and [First Chicago NBD ("First Chicago")] (Norwest, First American, Rothschild and First Chicago being referred to as "Lenders"), and Norwest, as Agent on behalf of Lenders. Terms defined in the Loan Agreement are used herein with the same meanings.

The undersigned hereby gives Agent irrevocable notice that Borrower requests a Revolver Advance under the Loan Agreement as follows:

          1. Date of Conversion/Continuation. The requested date of the proposed conversion/continuation of Loan(s) is _____________, 19__, which is a Business Day.

          2. Details of Conversion/Continuation (check and complete (A), (B), or (C) as applicable):

               [ ] (A) Convert $____________ in principal amount of Base Rate Loans to a LIBOR Rate Loan; with an interest period of ____ months to expire on _______________, 19__;

               [ ] (B) Convert $____________ in principal amount of LIBOR Rate Loans (with the Interest Period presently ending on _______________, 19__) to a Base Rate Loan;

                    [ ] (C) Continue $___________ in principal amount of presently outstanding LIBOR Rate Loans (with the Interest Period presently ending on _______________, 19__), as a LIBOR Rate Loan with an interest period of ___ months to expire on _______________, 19__.

Dated:  _______________, 19__.

                                     MARKWEST HYDROCARBON, INC.



                                     By:________________________________
                                     Title:_____________________________

                                      I-2